UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE - The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2017, originally filed with the Securities and Exchange Commission on January 4, 2018 (Accession Number 0001193125-18-002706) to amend Item 3 “Audit Committee Financial Expert.” The purpose of this amendment is to correct the audit committee financial experts named.

Item 1. Reports to Stockholders.

Annual Report
October 31, 2017
Columbia Select Global Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Global Equity Fund   |  Annual Report 2017

Columbia Select Global Equity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Select Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Threadneedle International Limited
David Dudding, CFA
Pauline Grange
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/29/90	25.00	11.76	3.27
	Including sales charges		17.78	10.45	2.66
Class C	Excluding sales charges	06/26/00	24.12	10.91	2.50
	Including sales charges		23.12	10.91	2.50
Class K		03/20/95	25.00	11.94	3.45
Class R		12/11/06	24.68	11.47	3.12
Class R5		12/11/06	25.44	12.22	3.72
Class T	Excluding sales charges	12/01/06	24.88	11.70	3.26
	Including sales charges		21.76	11.14	3.00
Class Y*		03/01/17	25.43	11.84	3.31
Class Z*		09/27/10	25.34	12.02	3.45
MSCI ACWI (Net)			23.20	10.80	3.70
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R5, Class Y and Class Z shares were renamed Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Global Equity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at October 31, 2017)
Visa, Inc., Class A (United States)	5.2
Alphabet, Inc., Class A (United States)	5.1
British American Tobacco PLC (United Kingdom)	4.9
AIA Group Ltd. (Hong Kong)	4.8
RELX NV (Netherlands)	4.2
MasterCard, Inc., Class A (United States)	4.1
HDFC Bank Ltd. (India)	4.0
Keyence Corp. (Japan)	3.5
Thermo Fisher Scientific, Inc. (United States)	3.4
Aon PLC (United Kingdom)	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2017)
Consumer Discretionary	8.1
Consumer Staples	16.6
Financials	18.0
Health Care	15.2
Industrials	7.4
Information Technology	33.5
Materials	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Global Equity Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2017)
Australia	1.0
Belgium	2.0
China	2.5
France	1.9
Hong Kong	4.8
India	3.9
Ireland	2.1
Japan	3.4
Netherlands	6.1
Singapore	2.2
South Korea	1.8
United Kingdom	13.4
United States	54.9
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
4	Columbia Select Global Equity Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period ended October 31, 2017, the Fund’s Class A shares returned 25.00% excluding sales charges. The Fund outperformed its benchmark, the MSCI ACWI (Net), which returned 23.20% for the same time period. The Fund benefited from positions in technology and health care and an underweighting in energy, while holdings in industrials, financials and materials detracted.
A (mostly) positive climate for global stocks
The reporting period ended October 31, 2017 saw a number of events that affected global stock market performance. The election of Donald Trump as U.S. president sparked a value rally at the end of the fourth quarter of 2016. This rally favored cheaper, lower quality stocks expected to benefit from the prospect of policy reform. Quality and growth stocks recovered through much of 2017, while technology continued to perform consistently well; the sector finished the reporting period as the best performing sector. So-called “bond proxies” struggled under the prospects of rising interest rates, while energy struggled amid declining oil prices, despite OPEC’s efforts to suppress supply. French and Dutch elections provided relief in a period of heightened geopolitical instability, though uncertainty surrounding Brexit kept sterling weak. Finally, optimism surrounded global growth, with solid U.S. corporate earnings, robust European economic data and positive growth indicators in emerging markets driving markets.
Contributors and detractors
Although Fund performance in the beginning of the period was hindered by a sharp rotation to value in the fourth quarter of 2016, our long-term focus on quality growth ultimately proved beneficial. The three sectors that contributed the most to performance were technology, health care and energy. The technology rally favored our overweight to the sector, as many companies in this space display the enduring competitive advantages and barriers to entry we seek. Strong relative performance within health care was driven by stock selection as quality, defensive names were favored amid political and policy-based uncertainty. Companies such as C.R. Bard, Thermo Fisher Scientific and UnitedHealth were among the standout holdings in this sector. The Fund had an underweighting in energy during the review period, which was a positive given the sector’s decline on faltering oil prices. Our underweights to utilities, telecommunications and real estate also contributed to performance. Our defensive positions and stock selection in consumer staples and health care were beneficial, although that was partly offset by positions in industrials.
Three strongest performers over the review period were Keyence Corporation, MasterCard and RELX. These represent stocks where our investment thesis of seeking competitively advantaged, high-quality companies is playing out. Keyence continues to benefit from the prospect of accelerating factory automation growth, with high labor costs and Chinese demographics increasingly bolstering the case for companies leading in machine vision. MasterCard benefits from a strong network and efficient scale, capitalizing on the secular shift towards electronic payment systems. Its scalable business model, sizeable operating margin and limited threats from industry disruption all contribute to our high conviction position in the company. RELX, a market leader in legal and health publications, possesses the scale and deep pockets required to compete in its space, and demonstrates the ability to monetize its sizeable data bank. The company provides solid defensive growth, particularly in risk management – RELX’s highest margin segment – while the rising demand for information-based analytics and decision-making tools means it is well-exposed to a secular growth story.
The three sectors that detracted most over the period were industrials, financials and materials. Stock selection was the main detractor in industrials – over 90% of this was driven by the underperformance of Equifax following an unforeseen data breach late in the period. In financials, companies such as Intercontinental and AIA detracted marginally. An underweight to materials detracted slightly as the sector marginally outperformed the broader benchmark. However, the outperformance of our three best-performing sectors comfortably offset the underperformance of these three underperforming spaces. Among individual holdings, the three largest detractors were Equifax, MACOM Technology Solutions and Reckitt Benckiser. Consumer goods company Reckitt Benckiser also declined, with investors taking cautious stances over sales outlooks amid a slower-than-expected growth environment. We reduced our position in the company through the period. MACOM fell in August, despite posting in-line results for the second quarter. Sentiment was dampened over concerns about softness in Chinese networking revenues. The stock stabilized later, however, and we believe the company still stands to benefit from both growing cloud and data center capital spending, and the shift to higher capacity optics technology within the data center.
Columbia Select Global Equity Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Portfolio changes
During the period, the Fund increased its positions in technology, financials and health care – adding to quality, competitively advantaged companies. At the same time, we increased our exposure to Australia, Belgium and France – all the result of new positions initiated during the period. New holdings included CSL Limited, Cintas and Samsung. CSL is a leading player in the plasma industry and stands to benefit from an oligopolistic industry characterized by low levels of competition, above-average growth and disciplined pricing, as well as its market-leading, double-digit margins. U.S.-based Cintas provides specialized services to companies, including uniforms, facility services and training. The company offers the prospect of steadily expanding revenues, an upwards trend in operating margins and double-digit EPS growth, as well as a well-established, reputable brand. We also opened a position in Samsung Electronics, a company that generates high, unleveraged returns, has a rising dividend payout ratio, and is an industry leader in OLED displays, mobile devices and semiconductors.
The three largest decreases were in consumer discretionary, consumer staples and industrials as we moved out of companies with changing industry structures, weakening barriers to entry or are threatened by disruption – created by new entrants, or technological advancements. In individual markets, the largest decreases during the period were in the U.S., the Netherlands and India.
Closed positions included Medtronic and Nike, as well as Reynolds American following its acquisition by British American Tobacco. Elsewhere, we closed our position in Colgate-Palmolive and Equifax. In the Netherlands, we reduced our holding in Unilever, sold our position in Asian Paints in India and reduced our position in HDFC Bank. Other sales included Novo Nordisk and C. R. Bard, both of which had experienced strong runs. We reallocated the proceeds towards stocks that we felt carried greater upside moving forward.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Global Equity Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,109.60	1,018.55	7.31	6.99	1.36
Class C	1,000.00	1,000.00	1,105.50	1,014.73	11.32	10.83	2.11
Class K	1,000.00	1,000.00	1,110.10	1,018.96	6.88	6.58	1.28
Class R	1,000.00	1,000.00	1,107.90	1,017.22	8.70	8.33	1.62
Class R5	1,000.00	1,000.00	1,111.40	1,020.13	5.65	5.40	1.05
Class T	1,000.00	1,000.00	1,109.20	1,018.50	7.36	7.05	1.37
Class Y	1,000.00	1,000.00	1,112.70	1,020.54	5.22	4.99	0.97
Class Z	1,000.00	1,000.00	1,111.00	1,019.72	6.08	5.82	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Select Global Equity Fund | Annual Report 2017	7

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.5%
Issuer	Shares	Value ($)
Australia 1.0%
CSL Ltd.	37,944	4,039,559
Belgium 1.9%
Anheuser-Busch InBev SA/NV	65,918	8,066,217
China 2.5%
Alibaba Group Holding Ltd., ADR(a)	23,563	4,356,563
Tencent Holdings Ltd.	133,900	6,018,150
Total		10,374,713
France 1.9%
L’Oreal SA	34,761	7,735,869
Hong Kong 4.7%
AIA Group Ltd.	2,605,200	19,631,430
India 3.9%
HDFC Bank Ltd.	576,040	16,112,712
Ireland 2.1%
Ryanair Holdings PLC, ADR(a)	78,738	8,827,317
Japan 3.4%
Keyence Corp.	25,400	14,102,714
Netherlands 6.1%
RELX NV	746,959	16,871,138
Unilever NV-CVA	143,952	8,368,191
Total		25,239,329
Singapore 2.1%
Broadcom Ltd.	33,800	8,920,158
South Korea 1.8%
Samsung Electronics Co., Ltd.	3,006	7,410,110
United Kingdom 13.2%
Aon PLC	93,681	13,436,666
British American Tobacco PLC	308,909	19,984,616
Compass Group PLC	386,604	8,487,628
InterContinental Hotels Group PLC	83,232	4,611,920
Reckitt Benckiser Group PLC	93,337	8,349,079
Total		54,869,909
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 52.9%
Activision Blizzard, Inc.	122,236	8,005,236
Adobe Systems, Inc.(a)	40,339	7,065,779
Alphabet, Inc., Class A(a)	20,062	20,724,849
Amazon.com, Inc.(a)	6,067	6,705,734
Boston Scientific Corp.(a)	474,208	13,344,213
Centene Corp.(a)	43,490	4,073,708
Charles Schwab Corp. (The)	152,526	6,839,266
Charter Communications, Inc., Class A(a)	14,404	4,813,385
Cintas Corp.	29,873	4,452,272
Comcast Corp., Class A	229,837	8,281,027
Cooper Companies, Inc. (The)	23,986	5,762,876
Dentsply Sirona, Inc.	133,396	8,146,494
Estee Lauder Companies, Inc. (The), Class A	56,246	6,288,865
Facebook, Inc., Class A(a)	39,348	7,085,001
Intercontinental Exchange, Inc.	103,168	6,819,405
MACOM Technology Solutions Holdings, Inc.(a)	110,688	4,524,925
MasterCard, Inc., Class A	111,636	16,608,088
Microsoft Corp.	112,693	9,373,804
PepsiCo, Inc.	75,037	8,271,329
PPG Industries, Inc.	41,960	4,877,430
S&P Global, Inc.	64,843	10,145,984
Thermo Fisher Scientific, Inc.	70,022	13,572,364
UnitedHealth Group, Inc.	40,206	8,452,105
Visa, Inc., Class A	193,250	21,253,635
Zoetis, Inc.	62,729	4,003,365
Total		219,491,139
Total Common Stocks (Cost $320,190,882)		404,821,176

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.177%(b),(c)	5,709,951	5,709,951
Total Money Market Funds (Cost $5,709,951)		5,709,951
Total Investments (Cost $325,900,833)		410,531,127
Other Assets & Liabilities, Net		4,384,156
Net Assets		$414,915,283

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Global Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.177%	5,717,866	116,116,104	(116,124,019)	5,709,951	(424)	—	45,658	5,709,951
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	4,039,559	—	—	4,039,559
Belgium	—	8,066,217	—	—	8,066,217
China	4,356,563	6,018,150	—	—	10,374,713
France	—	7,735,869	—	—	7,735,869
Hong Kong	—	19,631,430	—	—	19,631,430
India	—	16,112,712	—	—	16,112,712
Ireland	8,827,317	—	—	—	8,827,317
Japan	—	14,102,714	—	—	14,102,714
Netherlands	—	25,239,329	—	—	25,239,329
Singapore	8,920,158	—	—	—	8,920,158
South Korea	—	7,410,110	—	—	7,410,110
United Kingdom	13,436,666	41,433,243	—	—	54,869,909
United States	219,491,139	—	—	—	219,491,139
Total Common Stocks	255,031,843	149,789,333	—	—	404,821,176
Money Market Funds	—	—	—	5,709,951	5,709,951
Total Investments	255,031,843	149,789,333	—	5,709,951	410,531,127
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Global Equity Fund | Annual Report 2017

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$320,190,882
Investments in affiliated issuers, at cost	5,709,951
Investments in unaffiliated issuers, at value	404,821,176
Investments in affiliated issuers, at value	5,709,951
Foreign currency (identified cost $143,659)	141,908
Receivable for:
Investments sold	6,628,252
Capital shares sold	80,679
Regulatory settlements (Note 6)	73,374
Dividends	88,158
Foreign tax reclaims	252,453
Prepaid expenses	3,113
Trustees’ deferred compensation plan	9,072
Other assets	5,648
Total assets	417,813,784
Liabilities
Payable for:
Investments purchased	2,344,500
Capital shares purchased	305,952
Foreign capital gains taxes deferred	7,454
Management services fees	9,864
Distribution and/or service fees	2,553
Transfer agent fees	37,864
Compensation of board members	108,655
Other expenses	72,587
Trustees’ deferred compensation plan	9,072
Total liabilities	2,898,501
Net assets applicable to outstanding capital stock	$414,915,283
Represented by
Paid in capital	331,870,399
Undistributed net investment income	114,946
Accumulated net realized loss	(1,689,932)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	84,630,294
Foreign currency translations	(2,970)
Foreign capital gains tax	(7,454)
Total - representing net assets applicable to outstanding capital stock	$414,915,283
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$322,569,222
Shares outstanding	25,496,583
Net asset value per share	$12.65
Maximum offering price per share(a)	$13.42
Class C
Net assets	$12,685,763
Shares outstanding	1,120,707
Net asset value per share	$11.32
Class K
Net assets	$32,516
Shares outstanding	2,540
Net asset value per share	$12.80
Class R
Net assets	$197,359
Shares outstanding	15,621
Net asset value per share	$12.63
Class R5
Net assets	$452,148
Shares outstanding	35,129
Net asset value per share	$12.87
Class T(b)
Net assets	$3,268
Shares outstanding	257
Net asset value per share(c)	$12.70
Maximum offering price per share(d)	$13.03
Class Y
Net assets	$54,120,917
Shares outstanding	4,249,003
Net asset value per share	$12.74
Class Z
Net assets	$24,854,090
Shares outstanding	1,940,055
Net asset value per share	$12.81

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Global Equity Fund | Annual Report 2017

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$5,365,247
Dividends — affiliated issuers	45,658
Interest	31
Foreign taxes withheld	(186,309)
Total income	5,224,627
Expenses:
Management services fees	3,417,153
Distribution and/or service fees
Class A	761,813
Class B(a)	7,927
Class C	128,491
Class R	974
Class T(b)	7
Transfer agent fees
Class A	550,628
Class B(a)	1,584
Class C	23,530
Class I(c)	1,523
Class K	947
Class R	358
Class R5	161
Class T(b)	5
Class Y(d)	3,084
Class Z	25,197
Plan administration fees
Class K	4,275
Compensation of board members	28,773
Custodian fees	42,107
Printing and postage fees	61,323
Registration fees	118,693
Audit fees	52,381
Legal fees	10,444
Compensation of chief compliance officer	86
Other	(49,202)
Total expenses	5,192,262
Expense reduction	(3,132)
Total net expenses	5,189,130
Net investment income	35,497
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,697,974
Investments — affiliated issuers	(424)
Foreign currency translations	192,039
Net realized gain	20,889,589
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	66,147,288
Foreign currency translations	17,549
Foreign capital gains tax	68,954
Net change in unrealized appreciation (depreciation)	66,233,791
Net realized and unrealized gain	87,123,380
Net increase in net assets resulting from operations	$87,158,877

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$35,497	$206,067
Net realized gain	20,889,589	5,965,075
Net change in unrealized appreciation (depreciation)	66,233,791	(276,598)
Net increase in net assets resulting from operations	87,158,877	5,894,544
Decrease in net assets from capital stock activity	(65,824,386)	(33,888,017)
Total increase (decrease) in net assets	21,334,491	(27,993,473)
Net assets at beginning of year	393,580,792	421,574,265
Net assets at end of year	$414,915,283	$393,580,792
Undistributed (excess of distributions over) net investment income	$114,946	$(32,270)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Global Equity Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	1,163,667	13,405,649	1,237,345	12,330,334
Redemptions	(5,632,300)	(61,850,082)	(4,171,433)	(41,663,576)
Net decrease	(4,468,633)	(48,444,433)	(2,934,088)	(29,333,242)
Class B(b)
Subscriptions	218	2,171	2,138	19,652
Redemptions (c)	(161,295)	(1,677,475)	(182,040)	(1,642,868)
Net decrease	(161,077)	(1,675,304)	(179,902)	(1,623,216)
Class C
Subscriptions	111,502	1,150,356	116,671	1,053,363
Redemptions	(504,031)	(5,065,553)	(315,978)	(2,838,961)
Net decrease	(392,529)	(3,915,197)	(199,307)	(1,785,598)
Class I(d)
Subscriptions	52,564	564,685	984,556	9,929,504
Redemptions	(6,373,239)	(70,220,728)	(1,178,187)	(11,692,972)
Net decrease	(6,320,675)	(69,656,043)	(193,631)	(1,763,468)
Class K
Subscriptions	31,477	323,694	88,370	874,001
Redemptions	(688,463)	(7,153,236)	(85,144)	(870,081)
Net increase (decrease)	(656,986)	(6,829,542)	3,226	3,920
Class R
Subscriptions	6,279	66,585	7,156	71,583
Redemptions	(9,999)	(108,782)	(5,910)	(59,147)
Net increase (decrease)	(3,720)	(42,197)	1,246	12,436
Class R5
Subscriptions	39,510	474,172	2,222	22,345
Redemptions	(18,845)	(213,690)	(3,208)	(33,686)
Net increase (decrease)	20,665	260,482	(986)	(11,341)
Class Y(d)
Subscriptions	5,851,630	64,108,938	—	—
Redemptions	(1,602,627)	(17,995,456)	—	—
Net increase	4,249,003	46,113,482	—	—
Class Z
Subscriptions	2,169,266	24,381,566	206,701	2,127,196
Redemptions	(517,276)	(6,017,200)	(147,219)	(1,514,704)
Net increase	1,651,990	18,364,366	59,482	612,492
Total net decrease	(6,081,962)	(65,824,386)	(3,443,960)	(33,888,017)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income
Class A
10/31/2017	$10.12	(0.00) (c)	2.53	2.53	—
10/31/2016	$9.97	0.00 (c)	0.15	0.15	—
10/31/2015	$9.80	0.00 (c)	0.20	0.20	(0.03)
10/31/2014	$9.17	0.04	0.62	0.66	(0.03)
10/31/2013	$7.39	0.04	1.83	1.87	(0.09)
Class C
10/31/2017	$9.12	(0.08)	2.28	2.20	—
10/31/2016	$9.06	(0.07)	0.13	0.06	—
10/31/2015	$8.94	(0.07)	0.19	0.12	—
10/31/2014	$8.40	(0.03)	0.57	0.54	—
10/31/2013	$6.78	(0.02)	1.68	1.66	(0.04)
Class K
10/31/2017	$10.24	(0.03)	2.59	2.56	—
10/31/2016	$10.07	0.02	0.15	0.17	—
10/31/2015	$9.90	0.01	0.21	0.22	(0.05)
10/31/2014	$9.26	0.06	0.63	0.69	(0.05)
10/31/2013	$7.46	0.06	1.85	1.91	(0.11)
Class R
10/31/2017	$10.13	(0.04)	2.54	2.50	—
10/31/2016	$10.01	(0.02)	0.14	0.12	—
10/31/2015	$9.84	(0.03)	0.20	0.17	(0.00) (c)
10/31/2014	$9.20	0.01	0.64	0.65	(0.01)
10/31/2013	$7.44	0.02	1.84	1.86	(0.10)
Class R5
10/31/2017	$10.26	0.02	2.59	2.61	—
10/31/2016	$10.07	0.04	0.15	0.19	—
10/31/2015	$9.90	0.04	0.20	0.24	(0.07)
10/31/2014	$9.25	0.09	0.63	0.72	(0.07)
10/31/2013	$7.46	0.08	1.84	1.92	(0.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Global Equity Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	—	$12.65	25.00%	1.37% (d)	1.37% (d),(e)	(0.04%)	72%	$322,569
—	—	$10.12	1.50%	1.40%	1.40% (e)	0.01%	66%	$303,338
(0.03)	0.00 (c)	$9.97	2.00% (f)	1.42%	1.42% (e)	(0.03%)	132%	$328,090
(0.03)	—	$9.80	7.25%	1.45%	1.45% (e)	0.39%	63%	$355,168
(0.09)	—	$9.17	25.62%	1.51%	1.45% (e)	0.48%	46%	$360,041

—	—	$11.32	24.12%	2.12% (d)	2.12% (d),(e)	(0.78%)	72%	$12,686
—	—	$9.12	0.66%	2.15%	2.15% (e)	(0.75%)	66%	$13,808
—	0.00 (c)	$9.06	1.34% (f)	2.17%	2.17% (e)	(0.78%)	132%	$15,511
—	—	$8.94	6.43%	2.20%	2.20% (e)	(0.36%)	63%	$16,682
(0.04)	—	$8.40	24.52%	2.26%	2.20% (e)	(0.26%)	46%	$17,250

—	—	$12.80	25.00%	1.24% (d)	1.24% (d)	(0.40%)	72%	$33
—	—	$10.24	1.69%	1.25%	1.25%	0.15%	66%	$6,751
(0.05)	0.00 (c)	$10.07	2.18% (f)	1.25%	1.25%	0.13%	132%	$6,609
(0.05)	—	$9.90	7.49%	1.25%	1.25%	0.60%	63%	$6,712
(0.11)	—	$9.26	25.87%	1.26%	1.24%	0.67%	46%	$6,601

—	—	$12.63	24.68%	1.62% (d)	1.62% (d),(e)	(0.32%)	72%	$197
—	—	$10.13	1.20%	1.65%	1.65% (e)	(0.24%)	66%	$196
(0.00) (c)	0.00 (c)	$10.01	1.74% (f)	1.67%	1.67% (e)	(0.28%)	132%	$181
(0.01)	—	$9.84	7.10%	1.70%	1.70% (e)	0.12%	63%	$123
(0.10)	—	$9.20	25.19%	1.77%	1.70% (e)	0.20%	46%	$142

—	—	$12.87	25.44%	1.03% (d)	1.03% (d)	0.20%	72%	$452
—	—	$10.26	1.89%	1.00%	1.00%	0.40%	66%	$148
(0.07)	0.00 (c)	$10.07	2.43% (f)	1.01%	1.01%	0.43%	132%	$156
(0.07)	—	$9.90	7.83%	1.00%	1.00%	0.96%	63%	$3
(0.13)	—	$9.25	26.06%	1.03%	1.00%	0.92%	46%	$3
Columbia Select Global Equity Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income
Class T(g)
10/31/2017	$10.17	(0.01)	2.54	2.53	—
10/31/2016	$10.02	(0.01)	0.16	0.15	—
10/31/2015	$9.86	(0.01)	0.19	0.18	(0.02)
10/31/2014	$9.22	0.04	0.63	0.67	(0.03)
10/31/2013	$7.44	0.04	1.84	1.88	(0.10)
Class Y
10/31/2017 (h)	$10.85	0.03	1.86	1.89	—
Class Z
10/31/2017	$10.22	0.04	2.55	2.59	—
10/31/2016	$10.05	0.02	0.15	0.17	—
10/31/2015	$9.87	0.02	0.21	0.23	(0.05)
10/31/2014	$9.23	0.06	0.63	0.69	(0.05)
10/31/2013	$7.45	0.06	1.84	1.90	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class K	Class R	Class R5	Class T
10/31/2017	0.02%	0.02%	0.08%	0.02%	0.01%	0.02%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(g)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Global Equity Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	—	$12.70	24.88%	1.37% (d)	1.37% (d),(e)	(0.04%)	72%	$3
—	—	$10.17	1.50%	1.40%	1.40% (e)	(0.00%) (c)	66%	$3
(0.02)	0.00 (c)	$10.02	1.87% (f)	1.49%	1.49% (e)	(0.10%)	132%	$3
(0.03)	—	$9.86	7.32%	1.49%	1.47% (e)	0.41%	63%	$3
(0.10)	—	$9.22	25.51%	1.54%	1.45% (e)	0.47%	46%	$3

—	—	$12.74	17.42%	0.97% (i)	0.97% (i)	0.43% (i)	72%	$54,121

—	—	$12.81	25.34%	1.13%	1.13% (e)	0.33%	72%	$24,854
—	—	$10.22	1.69%	1.15%	1.15% (e)	0.24%	66%	$2,945
(0.05)	0.00 (c)	$10.05	2.33% (f)	1.17%	1.17% (e)	0.21%	132%	$2,297
(0.05)	—	$9.87	7.55%	1.21%	1.21% (e)	0.62%	63%	$3,360
(0.12)	—	$9.23	25.74%	1.26%	1.20% (e)	0.72%	46%	$2,760
Columbia Select Global Equity Fund | Annual Report 2017	19

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia Select Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
20	Columbia Select Global Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Select Global Equity Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
October 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
22	Columbia Select Global Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.87% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Columbia Select Global Equity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
October 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2017, other expenses paid by the Fund to this company were $1,467.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I shares did not pay transfer agency fees.
24	Columbia Select Global Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class B	0.15 (a),(b)
Class C	0.18
Class I	0.00 (b),(c)
Class K	0.06
Class R	0.18
Class R5	0.07
Class T	0.18
Class Y	0.01 (d)
Class Z	0.17

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $3,903. The liability remaining at October 31, 2017 for non-recurring charges associated with the lease amounted to $2,044 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $3,132.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,345,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Select Global Equity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	118,171
Class C	395
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.40%	1.46%
Class C	2.15	2.21
Class K	1.325	1.36
Class R	1.65	1.71
Class R5	1.075	1.11
Class T	1.40	1.46
Class Y	1.025	—
Class Z	1.15	1.21
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
26	Columbia Select Global Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
111,719	(111,719)	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
222,636	1,721,216	(2,817,302)	84,036,448
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
326,494,679	85,090,155	(1,053,707)	84,036,448
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	2,817,302	—	—	2,817,302	19,480,811	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $279,998,377 and $349,920,346, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year ended October 31, 2015, the Fund recorded a receivable of $73,374 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Columbia Select Global Equity Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At October 31, 2017, affiliated shareholders of record owned 80.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
28	Columbia Select Global Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Global Equity Fund | Annual Report 2017	29

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Select Global Equity Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Global Equity Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
30	Columbia Select Global Equity Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$1,807,277
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Select Global Equity Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia Select Global Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Select Global Equity Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	123	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
34	Columbia Select Global Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Select Global Equity Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Select Global Equity Fund | Annual Report 2017

Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Global Equity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the relatively recent change in the leadership of equity department oversight and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Columbia Select Global Equity Fund | Annual Report 2017	37

Approval of Management and Subadvisory
Agreements  (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps had been taken or are contemplated to help improve the Fund’s performance.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
38	Columbia Select Global Equity Fund | Annual Report 2017

Approval of Management and Subadvisory
Agreements  (continued)
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.
Columbia Select Global Equity Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Select Global Equity Fund | Annual Report 2017

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Columbia Select Global Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN155_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia European Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia European Equity Fund   |  Annual Report 2017

Columbia European Equity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia European Equity Fund (the Fund) seeks to provide shareholders with capital appreciation.
Portfolio management
Threadneedle International Limited
Dan Ison
Ann Steele
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/26/00	28.21	8.33	3.11
	Including sales charges		20.86	7.06	2.49
Class C	Excluding sales charges	06/26/00	27.47	7.52	2.35
	Including sales charges		26.47	7.52	2.35
Class K		06/26/00	28.30	8.46	3.33
Class R4*		01/08/14	28.67	8.54	3.21
Class R5*		01/08/14	28.78	8.64	3.26
Class T*	Excluding sales charges	06/18/12	28.36	8.33	3.11
	Including sales charges		25.17	7.79	2.84
Class Y*		03/01/16	28.94	8.48	3.18
Class Z*		09/27/10	28.65	8.59	3.33
MSCI Europe Index (Net)			27.01	8.15	0.66
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI Europe Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia European Equity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia European Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at October 31, 2017)
Unilever PLC (United Kingdom)	3.8
Ryanair Holdings PLC, ADR (Ireland)	3.4
L’Oreal SA (France)	3.0
RELX NV (Netherlands)	2.9
Prudential PLC (United Kingdom)	2.8
BNP Paribas SA (France)	2.7
Atlas Copco AB, Class A (Sweden)	2.7
British American Tobacco PLC (United Kingdom)	2.6
Volvo AB B Shares (Sweden)	2.6
ASML Holding NV (Netherlands)	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2017)
Consumer Discretionary	10.7
Consumer Staples	11.3
Energy	1.5
Financials	23.9
Health Care	9.0
Industrials	23.4
Information Technology	8.5
Materials	8.8
Telecommunication Services	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia European Equity Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2017)
Belgium	4.1
Denmark	3.4
Finland	2.5
France	19.9
Germany	12.0
Ireland	9.3
Italy	4.3
Netherlands	8.5
Norway	2.0
Spain	5.0
Sweden	6.6
Switzerland	4.4
United Kingdom	17.5
United States(a)	0.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia European Equity Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period ended October 31, 2017, the Fund’s Class A shares returned 28.21% excluding sales charges. The Fund outperformed its benchmark, the MSCI Europe Index (Net), which returned 27.01% for the same time period. The Fund benefited from favorable stock selection, particularly in industrials, financials and technology, as well as sector positioning, including overweightings in industrials and technology and an underweighting in health care.
Economic gauges give boost to European markets
European equity markets delivered strong gains during the review period in U.S. dollar terms. The composite purchasing managers’ index for the eurozone indicated continued expansion, unemployment fell, the European Commission’s consumer confidence gauge climbed to its highest level since 2001, while corporate earnings provided grounds for optimism. Merger and acquisition activity was buoyant in a wide variety of sectors. European economies have now strengthened sufficiently for the European Central Bank to announce that it will start scaling back bond purchases in January 2018, although the duration of the economic stimulus plan has been extended until at least September 2018.
As pivotal elections were held in the Netherlands and France, investors were alert to any signs that these countries could follow the U.K. out of the European Union (EU). However, pro-EU candidates were elected in both countries, and equity markets staged a relief rally. In Germany’s federal election, Angela Merkel’s party remained the largest, despite gains for the extremist AfD. In Spain, Catalonian separatists held a referendum and declared independence. However, the Spanish government decreed that the vote was unconstitutional and suspended the region’s autonomy, taking control of the Catalan parliament. The stakes are high as Catalonia is Spain’s most prosperous region.
In the U.K., business investment and household spending suffered from Brexit-related uncertainty but inflation reached 3% (prompting an interest rate increase in November 2017, just after the close of the reporting period). The ruling Conservative Party lost its absolute majority in a general election, making Brexit negotiations even more complex and unpredictable. Some of the positive momentum behind recent stock market rallies in Europe has been generated by optimism that President Trump’s economic stimulus agenda will be successful (the U.S. is a key market for European companies). Geopolitical events jolted equity markets periodically; the presidents of North Korea and the U.S. exchanged threats of military action, while travel and tourism stocks were impacted as Europe suffered a series of terrorist attacks.
Contributors and detractors
Geographically, the strongest positive contributors to the Fund on a relative basis were the Netherlands, Ireland, the U.K. and Switzerland. The benchmark’s return for the Netherlands was positive in U.S. dollar terms, as investors responded favorably to the pro-EU election result. Our overweight position added value, as did stock selection. The benchmark’s return for Ireland was also positive, but the country underperformed the benchmark as concerns grew regarding the impact of Brexit. Although our overweight position detracted, stock selection added value. While the return for the U.K. was also positive, the country underperformed the benchmark as concerns grew regarding the impact of Brexit but, again, stock selection was beneficial. The benchmark return for Switzerland was also positive, but the country underperformed the benchmark, partly because of stock-specific reasons. Still, our stock selection added value, as did our move to an underweighting relative to the benchmark.
Among sectors, industrials, financials and technology contributed to performance. Industrials outperformed as optimism grew regarding the strength of the eurozone economy. That optimism also helped the financial sector outperform the benchmark. Financials also stand to benefit from higher interest rates and bond yields, both of which are likely to come through in due course. The technology sector also delivered strong gains and outperformed the benchmark as, again, optimism grew regarding the strength of the eurozone economy. Overweight positions and favorable stock selection in all three sectors contributed to Fund performance.
Amundi Asset Management, Sika and Kingspan were the top relative contributors to performance; all three stocks delivered positive absolute returns in U.S. dollar terms, and outperformed the benchmark. The recently completed acquisition of Pioneer Investments boosts Amundi’s assets under management and offers synergistic benefits. Specialty-chemicals firm Sika has delivered excellent operating results and is growing by acquisition. A successful resolution to the dispute with the founding family and suitor Saint-Gobain could cause a re-rating. Kingspan, which makes insulated boards and panels, delivered encouraging results; the firm is benefiting from the trend towards environmentally friendly buildings.
Columbia European Equity Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Energy, materials and consumer discretionary detracted from performance. Although the benchmark’s return for the energy sector was positive in absolute terms, the sector slightly underperformed the benchmark as oil prices were weak and volatile. Sector allocation and stock selection also detracted. The return for the materials sector was positive in absolute terms, and the sector outperformed the benchmark as optimism grew regarding the strength of the eurozone, Chinese and U.S. economies, which could increase demand for raw materials. The Fund started the period with a neutral stance, increased the weighting during the period, before reducing it to neutral again. Sector allocation and stock selection were unfavorable. The return for the consumer discretionary sector was positive in absolute terms, and the sector slightly outperformed the benchmark as optimism grew regarding the strength of the eurozone. Sector allocation had a broadly neutral effect on relative performance, but stock selection detracted slightly.
Among individual holdings, Pandora and John Wood Group were the main detractors from relative performance. Pandora and John Wood Group delivered negative absolute returns in U.S. dollar terms. We believe jewelry business Pandora may struggle to sustain its impressive growth trajectory and we sold the stock. John Wood Group was affected by fears that its planned takeover of Amec Foster Wheeler could be derailed - Amec is being investigated for past dealings with Monaco-based oil and gas firm Unaoil, which is embroiled in a corruption scandal. John Wood Group launched an internal investigation into its own transactions with Unaoil. We added to but later trimmed the John Wood holding.
Portfolio changes
We reduced the Fund’s weightings in energy, health care and telecoms and increased weightings in financials, industrials and technology. Sales included energy giant Royal Dutch Shell; we believe the outlook for oil prices is uncertain and the long-term demand for oil is under threat. We also sold Novartis in pharmaceuticals, a relatively defensive holding, and we sold paints business Akzo Nobel which had risen sharply following a takeover bid. Purchases included BNP Paribas, Volvo and Rio Tinto. Better prospects for long-bond yields, growth and higher interest rates in the eurozone should help support profitability for some banks, such as BNP Paribas. Higher growth in the U.S., China and the eurozone may boost demand for raw materials, thus boosting Rio Tinto’s earnings. Volvo manufactures trucks, buses and construction equipment; it has revitalized its management team and operates in a concentrated market — and we believe it is well placed to benefit from European growth and capital investment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia European Equity Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,122.40	1,018.50	7.41	7.05	1.37
Class C	1,000.00	1,000.00	1,119.20	1,014.68	11.45	10.88	2.12
Class K	1,000.00	1,000.00	1,122.90	1,018.80	7.09	6.74	1.31
Class R4	1,000.00	1,000.00	1,124.40	1,019.77	6.06	5.76	1.12
Class R5	1,000.00	1,000.00	1,125.20	1,020.23	5.58	5.30	1.03
Class T (formerly Class W)	1,000.00	1,000.00	1,122.90	1,018.50	7.41	7.05	1.37
Class Y	1,000.00	1,000.00	1,125.40	1,020.54	5.25	4.99	0.97
Class Z	1,000.00	1,000.00	1,124.40	1,019.77	6.06	5.76	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia European Equity Fund | Annual Report 2017	7

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.5%
Issuer	Shares	Value ($)
Belgium 4.1%
Anheuser-Busch InBev SA/NV	64,630	7,908,608
KBC Group NV	103,075	8,561,968
Total		16,470,576
Denmark 3.4%
Novo Nordisk A/S, Class B	203,366	10,116,967
Vestas Wind Systems A/S	39,944	3,523,413
Total		13,640,380
Finland 2.5%
KONE OYJ, Class B	74,703	4,043,715
Sampo OYJ, Class A	111,833	5,859,482
Total		9,903,197
France 19.9%
Airbus Group SE	73,251	7,487,391
Amundi SA	114,710	9,724,855
BNP Paribas SA	138,309	10,800,759
Dassault Systemes	92,591	9,833,102
Essilor International SA	44,951	5,691,657
Eurazeo SA	21,751	2,022,117
Legrand SA	83,120	6,174,358
L’Oreal SA	52,845	11,760,364
LVMH Moet Hennessy Louis Vuitton SE	28,765	8,581,116
Schneider Electric SE	40,921	3,596,461
VINCI SA	43,167	4,226,291
Total		79,898,471
Germany 12.0%
Adidas AG	38,425	8,552,759
Allianz SE, Registered Shares	41,035	9,579,983
Continental AG	21,896	5,572,403
Deutsche Telekom AG, Registered Shares	251,604	4,555,875
Fresenius Medical Care AG & Co. KGaA	99,702	9,653,342
LANXESS AG	53,107	4,164,049
SAP SE	52,051	5,947,481
Total		48,025,892
Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 9.3%
CRH PLC	264,279	9,947,401
Kingspan Group PLC	237,636	9,937,485
Ryanair Holdings PLC, ADR(a)	120,287	13,485,376
Smurfit Kappa Group PLC	123,561	3,682,573
Total		37,052,835
Italy 4.3%
Moncler SpA	157,074	4,460,749
Pirelli & C. SpA(a),(b)	435,652	3,425,416
Prysmian SpA	163,152	5,625,407
UniCredit SpA(a)	191,586	3,666,664
Total		17,178,236
Netherlands 8.5%
ASML Holding NV	56,686	10,221,546
Ferrari NV	35,537	4,259,572
ING Groep NV	442,875	8,181,900
RELX NV	507,864	11,470,836
Total		34,133,854
Norway 2.0%
DNB ASA	408,075	7,868,733
Spain 5.0%
Amadeus IT Group SA, Class A	115,494	7,836,555
Cellnex Telecom SA	273,564	6,792,257
Grifols SA	58,162	1,820,780
Industria de Diseno Textil SA	98,750	3,691,852
Total		20,141,444
Sweden 6.6%
Atlas Copco AB, Class A	244,603	10,728,856
Intrum Justitia AB	76,089	2,666,680
Svenska Handelsbanken AB, Class A	193,552	2,774,392
Volvo AB B Shares	523,808	10,380,241
Total		26,550,169
Switzerland 4.4%
Roche Holding AG, Genusschein Shares	37,810	8,735,734
Sika AG	1,207	8,934,692
Total		17,670,426

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia European Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 17.5%
3i Group PLC	418,886	5,346,460
British American Tobacco PLC	161,319	10,436,402
Compass Group PLC	186,927	4,103,855
John Wood Group PLC	628,592	5,940,061
Prudential PLC	457,909	11,263,342
Rio Tinto PLC	171,900	8,101,544
St. James’s Place PLC	290,837	4,546,459
Standard Chartered PLC(a)	521,426	5,196,760
Unilever PLC	265,320	15,045,067
Total		69,979,950
Total Common Stocks (Cost $324,964,604)		398,514,163

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.177%(c),(d)	2,139,499	2,139,499
Total Money Market Funds (Cost $2,139,499)		2,139,499
Total Investments (Cost $327,104,103)		400,653,662
Other Assets & Liabilities, Net		84,016
Net Assets		$400,737,678

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2017, the value of these securities amounted to $3,425,416, which represents 0.85% of net assets.
(c)	The rate shown is the seven-day current annualized yield at October 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.177%	22	80,830,272	(78,690,795)	2,139,499	(381)	—	8,530	2,139,499
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia European Equity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Belgium	—	16,470,576	—	—	16,470,576
Denmark	—	13,640,380	—	—	13,640,380
Finland	—	9,903,197	—	—	9,903,197
France	—	79,898,471	—	—	79,898,471
Germany	—	48,025,892	—	—	48,025,892
Ireland	13,485,376	23,567,459	—	—	37,052,835
Italy	—	17,178,236	—	—	17,178,236
Netherlands	—	34,133,854	—	—	34,133,854
Norway	—	7,868,733	—	—	7,868,733
Spain	—	20,141,444	—	—	20,141,444
Sweden	—	26,550,169	—	—	26,550,169
Switzerland	—	17,670,426	—	—	17,670,426
United Kingdom	—	69,979,950	—	—	69,979,950
Total Common Stocks	13,485,376	385,028,787	—	—	398,514,163
Money Market Funds	—	—	—	2,139,499	2,139,499
Total Investments	13,485,376	385,028,787	—	2,139,499	400,653,662
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia European Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia European Equity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$324,964,604
Investments in affiliated issuers, at cost	2,139,499
Investments in unaffiliated issuers, at value	398,514,163
Investments in affiliated issuers, at value	2,139,499
Foreign currency (identified cost $1,878)	1,864
Receivable for:
Investments sold	696
Capital shares sold	261,769
Dividends	151,939
Foreign tax reclaims	1,188,889
Prepaid expenses	3,068
Total assets	402,261,887
Liabilities
Payable for:
Investments purchased	864,392
Capital shares purchased	522,333
Management services fees	9,513
Distribution and/or service fees	1,002
Transfer agent fees	26,868
Compensation of board members	40,730
Other expenses	59,371
Total liabilities	1,524,209
Net assets applicable to outstanding capital stock	$400,737,678
Represented by
Paid in capital	349,394,205
Undistributed net investment income	4,756,505
Accumulated net realized loss	(26,944,129)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	73,549,559
Foreign currency translations	(18,462)
Total - representing net assets applicable to outstanding capital stock	$400,737,678
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia European Equity Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$88,861,480
Shares outstanding	11,954,756
Net asset value per share	$7.43
Maximum offering price per share(a)	$7.88
Class C
Net assets	$14,637,194
Shares outstanding	2,025,428
Net asset value per share	$7.23
Class K
Net assets	$3,957
Shares outstanding	535
Net asset value per share	$7.40
Class R4
Net assets	$463,703
Shares outstanding	62,599
Net asset value per share	$7.41
Class R5
Net assets	$417,573
Shares outstanding	55,971
Net asset value per share	$7.46
Class T(b)
Net assets	$2,409
Shares outstanding	326
Net asset value per share(c)	$7.40
Maximum offering price per share(d)	$7.59
Class Y
Net assets	$212,603,823
Shares outstanding	29,247,224
Net asset value per share	$7.27
Class Z
Net assets	$83,747,539
Shares outstanding	11,298,483
Net asset value per share	$7.41

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia European Equity Fund | Annual Report 2017	13

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$10,583,185
Dividends — affiliated issuers	8,530
Foreign taxes withheld	(862,772)
Total income	9,728,943
Expenses:
Management services fees	3,374,641
Distribution and/or service fees
Class A	227,961
Class B(a)	2,480
Class C	143,945
Class T(b)	5
Transfer agent fees
Class A	160,105
Class B(a)	450
Class C	25,013
Class I(c)	4,909
Class K	1
Class R4	287
Class R5	236
Class T(b)	4
Class Y	12,087
Class Z	123,909
Plan administration fees
Class K	9
Compensation of board members	19,667
Custodian fees	69,963
Printing and postage fees	26,997
Registration fees	126,826
Audit fees	79,459
Legal fees	10,359
Compensation of chief compliance officer	101
Other	24,412
Total expenses	4,433,826
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(19,793)
Expense reduction	(20)
Total net expenses	4,414,013
Net investment income	5,314,930
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,067,758
Investments — affiliated issuers	(381)
Foreign currency translations	(91,778)
Net realized gain	3,975,599
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	87,263,420
Foreign currency translations	61,721
Net change in unrealized appreciation (depreciation)	87,325,141
Net realized and unrealized gain	91,300,740
Net increase in net assets resulting from operations	$96,615,670

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia European Equity Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$5,314,930	$9,275,098
Net realized gain (loss)	3,975,599	(29,945,916)
Net change in unrealized appreciation (depreciation)	87,325,141	(38,796,620)
Net increase (decrease) in net assets resulting from operations	96,615,670	(59,467,438)
Distributions to shareholders
Net investment income
Class A	(2,197,533)	(2,093,251)
Class B(a)	(5,301)	(3,202)
Class C	(202,021)	(105,665)
Class I(b)	(5,442,983)	(4,363,997)
Class K	(71)	(45)
Class R4	(4,384)	(54,498)
Class R5	(6,565)	(2,598)
Class T(c)	(41)	(26)
Class Y	(65)	—
Class Z	(1,320,204)	(796,112)
Net realized gains
Class A	—	(5,406,872)
Class B(a)	—	(26,894)
Class C	—	(862,126)
Class I(b)	—	(8,098,156)
Class K	—	(104)
Class R4	—	(114,644)
Class R5	—	(5,020)
Class T(c)	—	(65)
Class Z	—	(1,687,203)
Total distributions to shareholders	(9,179,168)	(23,620,478)
Decrease in net assets from capital stock activity	(106,013,558)	(65,552,261)
Total decrease in net assets	(18,577,056)	(148,640,177)
Net assets at beginning of year	419,314,734	567,954,911
Net assets at end of year	$400,737,678	$419,314,734
Undistributed net investment income	$4,756,505	$8,709,085

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia European Equity Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017		October 31, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	1,673,834	11,161,737	2,757,645	17,484,919
Distributions reinvested	375,156	2,187,162	1,152,394	7,363,800
Redemptions	(9,466,725)	(58,603,873)	(11,783,394)	(72,836,126)
Net decrease	(7,417,735)	(45,254,974)	(7,873,355)	(47,987,407)
Class B(b)
Subscriptions	328	2,201	9,132	55,948
Distributions reinvested	908	5,274	4,720	30,019
Redemptions (c)	(82,246)	(536,025)	(78,631)	(480,597)
Net decrease	(81,010)	(528,550)	(64,779)	(394,630)
Class C
Subscriptions	269,969	1,772,239	390,539	2,428,504
Distributions reinvested	32,798	187,276	142,969	893,554
Redemptions	(1,217,238)	(7,432,135)	(1,878,517)	(11,343,237)
Net decrease	(914,471)	(5,472,620)	(1,345,009)	(8,021,179)
Class I(d)
Subscriptions	162,517	987,439	690,528	4,336,122
Distributions reinvested	933,607	5,442,929	1,950,242	12,462,045
Redemptions	(40,119,598)	(250,360,112)	(4,134,956)	(25,594,876)
Net decrease	(39,023,474)	(243,929,744)	(1,494,186)	(8,796,709)
Class K
Distributions reinvested	5	25	8	54
Net increase	5	25	8	54
Class R4
Subscriptions	51,521	372,612	16,995	109,226
Distributions reinvested	748	4,337	26,579	169,045
Redemptions	(31,640)	(195,622)	(980,855)	(6,344,855)
Net increase (decrease)	20,629	181,327	(937,281)	(6,066,584)
Class R5
Subscriptions	24,795	159,860	38,086	233,251
Distributions reinvested	1,116	6,516	1,177	7,519
Redemptions	(12,473)	(80,081)	(22,989)	(144,837)
Net increase	13,438	86,295	16,274	95,933
Class Y(d)
Subscriptions	34,380,358	211,181,184	426	2,500
Redemptions	(5,133,560)	(33,805,656)	—	—
Net increase	29,246,798	177,375,528	426	2,500
Class Z
Subscriptions	5,757,707	36,208,156	3,758,945	22,975,684
Distributions reinvested	222,413	1,289,997	354,869	2,256,970
Redemptions	(3,954,162)	(25,968,998)	(3,181,182)	(19,616,893)
Net increase	2,025,958	11,529,155	932,632	5,615,761
Total net decrease	(16,129,862)	(106,013,558)	(10,765,270)	(65,552,261)

(a)	Class Y shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia European Equity Fund | Annual Report 2017

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Columbia European Equity Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
10/31/2017	$5.92	0.07	1.57	1.64	(0.13)	—
10/31/2016	$6.96	0.10	(0.86)	(0.76)	(0.08)	(0.20)
10/31/2015	$7.05	0.08	0.16	0.24	(0.12)	(0.21)
10/31/2014	$7.55	0.13	(0.29)	(0.16)	(0.06)	(0.28)
10/31/2013	$5.94	0.07	1.66	1.73	(0.09)	(0.03)
Class C
10/31/2017	$5.75	0.02	1.54	1.56	(0.08)	—
10/31/2016	$6.77	0.06	(0.86)	(0.80)	(0.02)	(0.20)
10/31/2015	$6.86	0.02	0.17	0.19	(0.07)	(0.21)
10/31/2014	$7.37	0.07	(0.28)	(0.21)	(0.02)	(0.28)
10/31/2013	$5.82	(0.00) (e)	1.64	1.64	(0.06)	(0.03)
Class K
10/31/2017	$5.90	0.08	1.55	1.63	(0.13)	—
10/31/2016	$6.94	0.11	(0.86)	(0.75)	(0.09)	(0.20)
10/31/2015	$7.03	0.08	0.18	0.26	(0.14)	(0.21)
10/31/2014	$7.54	0.13	(0.29)	(0.16)	(0.07)	(0.28)
10/31/2013	$5.93	0.08	1.67	1.75	(0.11)	(0.03)
Class R4
10/31/2017	$5.90	0.06	1.59	1.65	(0.14)	—
10/31/2016	$6.94	0.12	(0.87)	(0.75)	(0.09)	(0.20)
10/31/2015	$7.03	0.11	0.15	0.26	(0.14)	(0.21)
10/31/2014 (f)	$7.59	0.10	(0.66)	(0.56)	—	—
Class R5
10/31/2017	$5.94	0.10	1.57	1.67	(0.15)	—
10/31/2016	$6.99	0.13	(0.88)	(0.75)	(0.10)	(0.20)
10/31/2015	$7.08	0.12	0.15	0.27	(0.15)	(0.21)
10/31/2014 (h)	$7.63	0.09	(0.64)	(0.55)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia European Equity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.13)	$7.43	28.21%	1.39%	1.38% (c)	1.01%	55%	$88,861
(0.28)	$5.92	(11.25%)	1.36%	1.36% (c)	1.68%	55%	$114,672
(0.33)	$6.96	3.61%	1.35% (d)	1.35% (c),(d)	1.14%	63%	$189,670
(0.34)	$7.05	(2.33%)	1.37%	1.37%	1.74%	64%	$163,706
(0.12)	$7.55	29.57%	1.42%	1.42% (c)	1.03%	73%	$100,943

(0.08)	$7.23	27.47%	2.14%	2.13% (c)	0.36%	55%	$14,637
(0.22)	$5.75	(12.02%)	2.11%	2.11% (c)	0.92%	55%	$16,919
(0.28)	$6.77	2.84%	2.10% (d)	2.10% (c),(d)	0.36%	63%	$29,009
(0.30)	$6.86	(3.08%)	2.12%	2.12%	1.00%	64%	$26,264
(0.09)	$7.37	28.58%	2.15%	2.15% (c)	(0.05%)	73%	$13,322

(0.13)	$7.40	28.30%	1.31%	1.31%	1.21%	55%	$4
(0.29)	$5.90	(11.16%)	1.24%	1.24%	1.74%	55%	$3
(0.35)	$6.94	3.78%	1.22% (d)	1.22% (d)	1.17%	63%	$4
(0.35)	$7.03	(2.33%)	1.22%	1.22%	1.74%	64%	$12
(0.14)	$7.54	29.93%	1.23%	1.23%	1.21%	73%	$14

(0.14)	$7.41	28.67%	1.14%	1.13% (c)	1.00%	55%	$464
(0.29)	$5.90	(11.05%)	1.09%	1.09% (c)	1.87%	55%	$248
(0.35)	$6.94	3.90%	1.10% (d)	1.10% (c),(d)	1.51%	63%	$6,800
—	$7.03	(7.38%)	1.12% (g)	1.12% (g)	1.69% (g)	64%	$53

(0.15)	$7.46	28.78%	1.03%	1.03%	1.49%	55%	$418
(0.30)	$5.94	(10.99%)	0.99%	0.99%	2.13%	55%	$253
(0.36)	$6.99	4.03%	0.98% (d)	0.98% (d)	1.68%	63%	$184
—	$7.08	(7.21%)	0.98% (g)	0.98% (g)	1.51% (g)	64%	$50
Columbia European Equity Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(i)
10/31/2017	$5.89	0.07	1.57	1.64	(0.13)	—
10/31/2016	$6.93	0.10	(0.86)	(0.76)	(0.08)	(0.20)
10/31/2015	$7.02	0.08	0.17	0.25	(0.13)	(0.21)
10/31/2014	$7.52	0.12	(0.28)	(0.16)	(0.06)	(0.28)
10/31/2013	$5.94	0.07	1.65	1.72	(0.11)	(0.03)
Class Y
10/31/2017	$5.79	0.13	1.50	1.63	(0.15)	—
10/31/2016 (j)	$5.87	0.12	(0.20)	(0.08)	—	—
Class Z
10/31/2017	$5.90	0.10	1.55	1.65	(0.14)	—
10/31/2016	$6.94	0.11	(0.86)	(0.75)	(0.09)	(0.20)
10/31/2015	$7.04	0.08	0.17	0.25	(0.14)	(0.21)
10/31/2014	$7.53	0.14	(0.28)	(0.14)	(0.07)	(0.28)
10/31/2013	$5.94	0.09	1.65	1.74	(0.12)	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(i)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(j)	Class Y shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia European Equity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.13)	$7.40	28.36%	1.42%	1.37% (c)	1.15%	55%	$2
(0.28)	$5.89	(11.26%)	1.35%	1.35% (c)	1.64%	55%	$2
(0.34)	$6.93	3.65%	1.30% (d)	1.30% (c),(d)	1.20%	63%	$2
(0.34)	$7.02	(2.37%)	1.35%	1.35%	1.62%	64%	$2
(0.14)	$7.52	29.42%	1.46%	1.46% (c)	1.09%	73%	$4

(0.15)	$7.27	28.94%	0.98%	0.98%	2.02%	55%	$212,604
—	$5.79	(1.36%)	0.92% (g)	0.92% (g)	2.91% (g)	55%	$2

(0.14)	$7.41	28.65%	1.14%	1.13% (c)	1.52%	55%	$83,748
(0.29)	$5.90	(11.06%)	1.11%	1.11% (c)	1.85%	55%	$54,741
(0.35)	$6.94	3.75%	1.11% (d)	1.11% (c),(d)	1.18%	63%	$57,916
(0.35)	$7.04	(2.01%)	1.12%	1.12%	1.92%	64%	$115,755
(0.15)	$7.53	29.83%	1.17%	1.17% (c)	1.34%	73%	$107,086
Columbia European Equity Fund | Annual Report 2017	21

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
22	Columbia European Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia European Equity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
October 31, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia European Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.87% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2017, other expenses paid by the Fund to this company were $1,470.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia European Equity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class B	0.14 (a),(b)
Class C	0.17
Class I	0.00 (b),(c)
Class K	0.07
Class R4	0.17
Class R5	0.07
Class T	0.18
Class Y	0.01
Class Z	0.17

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
26	Columbia European Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $165,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	110,237
Class C	484
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.37%	1.46%
Class C	2.12	2.21
Class K	1.315	1.38
Class R4	1.12	1.21
Class R5	1.065	1.13
Class T	1.37	1.46
Class Y	1.015	1.08
Class Z	1.12	1.21
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
Columbia European Equity Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(88,342)	88,341	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
October 31, 2017			October 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,179,168	—	9,179,168	7,419,394	16,201,084	23,620,478
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,865,384	—	(26,484,936)	71,021,261
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
329,632,401	72,754,769	(1,733,508)	71,021,261
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
28	Columbia European Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	13,732,246	12,752,690	26,484,936	3,361,597	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $214,983,442 and $324,728,970, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime
Columbia European Equity Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
October 31, 2017
loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At October 31, 2017, affiliated shareholders of record owned 90.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
30	Columbia European Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia European Equity Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia European Equity Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia European Equity Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
32	Columbia European Equity Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
100.00%	$862,772	$0.02	$10,583,179	$0.19
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia European Equity Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia European Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia European Equity Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	123	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
36	Columbia European Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia European Equity Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia European Equity Fund | Annual Report 2017

Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia European Equity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the relatively recent change in the leadership of equity department oversight and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Columbia European Equity Fund | Annual Report 2017	39

Approval of Management and Subadvisory
Agreements  (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to certain investment personnel) has been taken or are contemplated to help improve the Fund’s performance.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
40	Columbia European Equity Fund | Annual Report 2017

Approval of Management and Subadvisory
Agreements  (continued)
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees,
Columbia European Equity Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia European Equity Fund | Annual Report 2017

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Columbia European Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN147_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia Seligman Global Technology Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
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Columbia Seligman Global Technology Fund   |  Annual Report 2017

Columbia Seligman Global Technology Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead manager
Managed Fund since 1994
Rahul Narang
Co-manager
Managed Fund since 2014
Shekhar Pramanick
Co-manager
Managed Fund since 2014
Sanjay Devgan
Technology Team member
Managed Fund since 2014
Jeetil Patel
Technology Team member
Managed Fund since 2015
Christopher Boova
Technology Team member
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/23/94	41.53	23.59	11.38
	Including sales charges		33.41	22.14	10.72
Class C	Excluding sales charges	05/27/99	40.49	22.66	10.55
	Including sales charges		39.49	22.66	10.55
Class K*		08/03/09	41.61	23.75	11.54
Class R		04/30/03	41.16	23.27	11.10
Class R4*		11/08/12	41.87	23.90	11.52
Class R5*		08/03/09	41.95	24.07	11.74
Class Y*		03/01/17	41.93	23.66	11.41
Class Z*		09/27/10	41.85	23.90	11.59
MSCI World Information Technology Index (Net)			37.85	19.55	8.83
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Seligman Global Technology Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
Top 10 holdings (%) (at October 31, 2017)
Lam Research Corp. (United States)	9.3
Micron Technology, Inc. (United States)	7.0
Broadcom Ltd. (Singapore)	6.3
Apple, Inc. (United States)	5.4
Qorvo, Inc. (United States)	3.9
Applied Materials, Inc. (United States)	3.7
Synopsys, Inc. (United States)	3.5
Western Digital Corp. (United States)	3.2
Teradyne, Inc. (United States)	2.9
Oracle Corp. (United States)	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2017)
Consumer Discretionary	1.3
Health Care	1.2
Information Technology	97.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at October 31, 2017)
Information Technology
Application Software	9.3
Communications Equipment	3.7
Data Processing & Outsourced Services	4.6
Electronic Equipment & Instruments	1.7
Home Entertainment Software	0.2
Internet Software & Services	8.8
IT Consulting & Other Services	1.0
Semiconductor Equipment	16.4
Semiconductors	32.8
Systems Software	7.0
Technology Hardware, Storage & Peripherals	12.0
Total	97.5
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Seligman Global Technology Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2017)
Belgium	0.3
Cayman Islands	0.3
China	0.4
Israel	1.7
Japan	0.6
Singapore	6.1
South Korea	1.4
United Kingdom	0.6
United States(a)	88.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Summary of investments in securities by industry (%) (at October 31, 2017)
Biotechnology	1.2
Communications Equipment	3.6
Electronic Equipment, Instruments & Components	1.6
Internet & Direct Marketing Retail	0.6
Internet Software & Services	8.6
IT Services	5.5
Media	0.7
Semiconductors & Semiconductor Equipment	47.9
Software	16.1
Technology Hardware, Storage & Peripherals	11.6
Money Market Funds	2.6
Total	100.0
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Global Technology Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2017, the Fund’s Class A shares returned 41.53% excluding sales charges. The Fund outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 37.85% for the same time period. Favorable stock selection and an overweight in semiconductor and semiconductor equipment stocks and an underweight in IT services stocks were the major contributors to the Fund’s performance advantage over the benchmark. Stock selection in software and technology hardware detracted from relative results.
Markets rose as global economy strengthened
Interim data confirmed that global economic growth is on track to rise at a pace of 2.9% in 2017, with expectations of even stronger growth across both developed and emerging countries in 2018. Expansionary fiscal policies in the United States, namely proposed tax reform, and monetary policy in the United States and the eurozone, could provide key support to growth around the world. Export-oriented emerging markets, including Brazil and Russia, would benefit from rising demand in China and developed countries. These economies also benefited from recovering commodity prices. U.S.-North Korea tensions continued to create uncertainty to this otherwise positive outlook. However, global financial markets sided with the optimists and generated strong results for the one-year period through October 31, 2017. European, U.S. and Eastern European stock markets gained upward of 20% for the period. In Japan, stocks rose more than 15% and China led the world’s major markets with a 38% gain, all as measured by their respective MSCI indexes. Technology shares continued to gain ground on rising corporate profits and the spread of technology into a widening range of products and industries.
Contributors
The Fund continued to benefit from an overweight in the semiconductor and semiconductor equipment industry, where business prospects and corporate profits remained strong. Lam Research, Micron Technology, Teradyne and Broadcom were top contributors to Fund results. Lam continued to benefit from the strong fundamentals throughout the chip industry, increased spending toward foundry capacity and the move toward the adoption of more 3D NAND Flash memory, which improves computing speed. During the period, Lam Research and KLA Tencor terminated their planned $10.6 billion merger due to snags in securing antitrust approval from the U.S. Department of Justice. Shares of both companies surged on the news, as investors responded positively to the removal of uncertainty. Memory chip maker Micron Technology gained ground after beating earnings and raising forward guidance. Micron continued to take advantage of a favorable supply/demand environment in memory by executing well on technology transitions and cost reductions. The company has demonstrated strong operational performance. A combination of strong demand from mobile devices, cloud data centers and graphics and embedded applications — in autos, for example — along with the soaring costs of adding new leading-edge capacity, has resulted in something of a positive “perfect storm” for the company.
Semiconductor test company Teradyne delivered strong results, beating estimates and raising forward earnings guidance. Teradyne has benefited from the rapid growth of its emerging robotics business and above-average growth in its core semiconductor test business. A position in networking chip provider Broadcom aided performance, as the company continued to benefit from demand for faster networking speeds in the cloud infrastructure. In diversified consumer services, the Fund was rewarded for its long-term position in identity-theft protection provider LifeLock, as the company was acquired by Symantec at a healthy premium during the period.
Within the IT services industry, the Fund had no exposure to IBM or Accenture, which aided relative returns as both companies fell short of expectations. Both are significant weights in the benchmark.
Detractors
Even though the Fund significantly outperformed its benchmark, there were a few disappointments for the period. Stock selection in the software and hardware industries detracted from relative results. Within software, digital recording company TiVo and speech recognition company Nuance Communications were key detractors. The overhang of ongoing patent infringement litigation weighed on TiVo shares during the period. Nuance shares tumbled after the company disclosed that it had been hacked, which hurt earnings results.
An underweight in Microsoft also detracted from relative performance, as the company continued to do well with Azure, its cloud-hosting business. Within the hardware industry, digital printing company Electronics for Imaging sold off in the third quarter after it delayed its earnings report due to a material weakness in its accounting controls. Shares rebounded briefly
Columbia Seligman Global Technology Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
then sold off again in October. A relative underweight in Apple also detracted from relative returns. Optimism surrounding the latest iPhone product cycle, which launched in September 2017, propelled Apple shares materially higher. The Fund has significant exposure to the smart phone supply chain, which helped mitigate the relative underweight to Apple and aided our ability to manage risk.
Major technology themes still in play
Many of the themes we’ve discussed over the past few commentaries remained ascendant during the period: rising electronics content in automobiles, the build-out of cloud data centers, rising capital intensity and declining cyclicality in the chip industry, the increased importance of cyber security amid state-sponsored espionage and criminal activities, the rise of artificial intelligence, continued growth of online advertising and e-commerce and the movement of software to the cloud. We view these themes as key trends underpinning the health of the technology industry, and many of our investments remain directly tied to them.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and their stocks may be subject to greater price fluctuations. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Global Technology Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,162.00	1,018.70	7.33	6.84	1.33
Class C	1,000.00	1,000.00	1,157.70	1,014.93	11.38	10.63	2.07
Class K	1,000.00	1,000.00	1,162.10	1,019.06	6.94	6.48	1.26
Class R	1,000.00	1,000.00	1,160.40	1,017.43	8.70	8.12	1.58
Class R4	1,000.00	1,000.00	1,163.60	1,019.98	5.95	5.56	1.08
Class R5	1,000.00	1,000.00	1,163.80	1,020.28	5.62	5.25	1.02
Class Y	1,000.00	1,000.00	1,164.60	1,020.49	5.40	5.05	0.98
Class Z	1,000.00	1,000.00	1,163.60	1,019.98	5.95	5.56	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Global Technology Fund | Annual Report 2017	7

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.4%
Issuer	Shares	Value ($)
Belgium 0.3%
Ablynx NV(a)	149,881	3,071,890
Cayman Islands 0.3%
Momo, Inc., ADR(a)	57,300	1,745,931
Secoo Holding Ltd., ADR(a)	263,214	1,905,669
Total		3,651,600
China 0.4%
Ctrip.com International Ltd., ADR(a)	37,700	1,805,453
JD.com, Inc., ADR(a)	78,500	2,945,320
Total		4,750,773
Israel 1.7%
Check Point Software Technologies Ltd.(a)	49,160	5,786,624
CyberArk Software Ltd.(a)	27,200	1,152,464
Orbotech Ltd.(a)	307,814	13,765,442
Total		20,704,530
Japan 0.6%
Tokyo Electron Ltd.	38,500	6,779,071
Singapore 6.1%
Broadcom Ltd.	278,996	73,629,834
South Korea 1.4%
Hugel, Inc.(a)	28,436	10,911,347
SK Hynix, Inc.	81,024	5,974,120
Total		16,885,467
United Kingdom 0.6%
Micro Focus International PLC	74,755	2,626,111
Micro Focus International PLC, ADR(a)	116,538	4,070,672
Total		6,696,783
United States 86.0%
Adobe Systems, Inc.(a)	25,600	4,484,096
Alphabet, Inc., Class A(a)	22,800	23,553,312
Alphabet, Inc., Class C(a)	27,143	27,594,660
Apple, Inc.	371,485	62,795,824
Applied Materials, Inc.	765,100	43,174,593
Arista Networks, Inc.(a)	74,407	14,873,215
Arris International PLC(a)	651,175	18,558,488
Brocade Communications Systems, Inc.	696,400	8,113,060
Cavium, Inc.(a)	443,147	30,572,712
Common Stocks (continued)
Issuer	Shares	Value ($)
Comcast Corp., Class A	222,900	8,031,087
Cypress Semiconductor Corp.	441,800	7,006,948
DXC Technology Co.	126,192	11,549,092
eBay, Inc.(a)	558,200	21,010,648
Electronics for Imaging, Inc.(a)	629,502	19,426,432
Euronet Worldwide, Inc.(a)	53,974	5,216,047
Facebook, Inc., Class A(a)	115,500	20,796,930
Fidelity National Information Services, Inc.	37,300	3,459,948
Fortinet, Inc.(a)	345,593	13,619,820
GoDaddy, Inc., Class A(a)	116,157	5,424,532
Inphi Corp.(a)	429,725	17,610,131
Integrated Device Technology, Inc.(a)	941,500	29,252,405
Keysight Technologies, Inc.(a)	133,800	5,976,846
Lam Research Corp.	518,360	108,114,345
Lattice Semiconductor Corp.(a)	2,112,226	12,356,522
LogMeIn, Inc.	12,077	1,461,921
Lumentum Holdings, Inc.(a)	27,200	1,717,680
Maxim Integrated Products, Inc.	527,062	27,691,838
Microchip Technology, Inc.	295,000	27,966,000
Micron Technology, Inc.(a)	1,850,500	81,995,655
Microsoft Corp.	129,100	10,738,538
Nuance Communications, Inc.(a)	1,960,757	28,901,558
Okta, Inc.(a)	39,609	1,145,492
ON Semiconductor Corp.(a)	313,604	6,686,037
Oracle Corp.	631,800	32,158,620
PayPal Holdings, Inc.(a)	125,000	9,070,000
Qorvo, Inc.(a)	605,704	45,918,420
Salesforce.com, Inc.(a)	120,233	12,304,645
Splunk, Inc.(a)	99,900	6,723,270
Synaptics, Inc.(a)	440,870	16,365,094
Synopsys, Inc.(a)	470,811	40,734,568
Tableau Software, Inc., Class A(a)	15,169	1,230,054
Teradyne, Inc.	781,054	33,499,406
TiVo Corp.	950,200	17,246,130
Travelport Worldwide Ltd.	539,198	8,460,017
Verint Systems, Inc.(a)	122,600	5,173,720
Visa, Inc., Class A	252,200	27,736,956
Western Digital Corp.	417,300	37,252,371
Xerox Corp.	683,200	20,707,792

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Global Technology Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Zendesk, Inc.(a)	95,958	2,974,698
Zynga, Inc., Class A(a)	478,500	1,866,150
Total		1,030,298,323
Total Common Stocks (Cost $749,668,350)		1,166,468,271

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.177%(b),(c)	31,818,736	31,818,736
Total Money Market Funds (Cost $31,817,786)		31,818,736
Total Investments (Cost $781,486,136)		1,198,287,007
Other Assets & Liabilities, Net		(143,008)
Net Assets		$1,198,143,999
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.177%	2,798,952	323,680,090	(294,660,306)	31,818,736	(6,245)	950	276,059	31,818,736
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Belgium	—	3,071,890	—	—	3,071,890
Cayman Islands	3,651,600	—	—	—	3,651,600
China	4,750,773	—	—	—	4,750,773
Israel	20,704,530	—	—	—	20,704,530
Japan	—	6,779,071	—	—	6,779,071
Singapore	73,629,834	—	—	—	73,629,834
South Korea	—	16,885,467	—	—	16,885,467
United Kingdom	4,070,672	2,626,111	—	—	6,696,783
United States	1,030,298,323	—	—	—	1,030,298,323
Total Common Stocks	1,137,105,732	29,362,539	—	—	1,166,468,271
Money Market Funds	—	—	—	31,818,736	31,818,736
Total Investments	1,137,105,732	29,362,539	—	31,818,736	1,198,287,007
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Global Technology Fund | Annual Report 2017

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$749,668,350
Investments in affiliated issuers, at cost	31,817,786
Investments in unaffiliated issuers, at value	1,166,468,271
Investments in affiliated issuers, at value	31,818,736
Receivable for:
Investments sold	4,282,710
Capital shares sold	4,156,931
Dividends	101,974
Foreign tax reclaims	4,866
Prepaid expenses	4,776
Other assets	5,363
Total assets	1,206,843,627
Liabilities
Payable for:
Investments purchased	5,879,571
Capital shares purchased	2,524,842
Management services fees	29,514
Distribution and/or service fees	9,316
Transfer agent fees	104,320
Plan administration fees	1
Compensation of board members	46,332
Other expenses	105,732
Total liabilities	8,699,628
Net assets applicable to outstanding capital stock	$1,198,143,999
Represented by
Paid in capital	700,912,541
Excess of distributions over net investment income	(44,930)
Accumulated net realized gain	80,475,992
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	416,799,921
Investments - affiliated issuers	950
Foreign currency translations	(475)
Total - representing net assets applicable to outstanding capital stock	$1,198,143,999
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$760,937,388
Shares outstanding	17,681,452
Net asset value per share	$43.04
Maximum offering price per share(a)	$45.67
Class C
Net assets	$141,591,230
Shares outstanding	4,193,286
Net asset value per share	$33.77
Class K
Net assets	$184,208
Shares outstanding	4,234
Net asset value per share	$43.51
Class R
Net assets	$24,728,047
Shares outstanding	595,443
Net asset value per share	$41.53
Class R4
Net assets	$20,140,412
Shares outstanding	453,147
Net asset value per share	$44.45
Class R5
Net assets	$16,310,147
Shares outstanding	370,371
Net asset value per share	$44.04
Class Y
Net assets	$129,820
Shares outstanding	2,963
Net asset value per share	$43.81
Class Z
Net assets	$234,122,747
Shares outstanding	5,342,829
Net asset value per share	$43.82

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Global Technology Fund | Annual Report 2017

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$7,706,853
Dividends — affiliated issuers	276,059
Foreign taxes withheld	(12,452)
Total income	7,970,460
Expenses:
Management services fees	8,528,231
Distribution and/or service fees
Class A	1,579,919
Class B(a)	10,773
Class C	1,223,015
Class R	71,720
Transfer agent fees
Class A	806,308
Class B(a)	1,429
Class C	156,109
Class K	115
Class R	18,114
Class R4	16,180
Class R5	4,805
Class Y(b)	6
Class Z	181,127
Plan administration fees
Class K	455
Compensation of board members	26,187
Custodian fees	24,397
Printing and postage fees	88,156
Registration fees	155,739
Audit fees	40,696
Legal fees	15,194
Compensation of chief compliance officer	138
Other	35,715
Total expenses	12,984,528
Expense reduction	(3,006)
Total net expenses	12,981,522
Net investment loss	(5,011,062)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	86,251,304
Investments — affiliated issuers	(6,245)
Foreign currency translations	(39,882)
Net realized gain	86,205,177
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	239,354,700
Investments — affiliated issuers	950
Foreign currency translations	1,696
Net change in unrealized appreciation (depreciation)	239,357,346
Net realized and unrealized gain	325,562,523
Net increase in net assets resulting from operations	$320,551,461

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment loss	$(5,011,062)	$(3,802,386)
Net realized gain	86,205,177	59,434,566
Net change in unrealized appreciation (depreciation)	239,357,346	35,112,074
Net increase in net assets resulting from operations	320,551,461	90,744,254
Distributions to shareholders
Net realized gains
Class A	(41,117,282)	(34,709,686)
Class B(a)	(149,204)	(229,932)
Class C	(9,062,625)	(7,751,853)
Class I(b)	(330)	(306)
Class K	(12,966)	(11,106)
Class R	(788,271)	(690,302)
Class R4	(421,496)	(35,648)
Class R5	(224,117)	(87,631)
Class Z	(4,186,466)	(3,150,690)
Total distributions to shareholders	(55,962,757)	(46,667,154)
Increase in net assets from capital stock activity	238,620,140	51,720,137
Total increase in net assets	503,208,844	95,797,237
Net assets at beginning of year	694,935,155	599,137,918
Net assets at end of year	$1,198,143,999	$694,935,155
Excess of distributions over net investment income	$(44,930)	$(35,837)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Global Technology Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	5,828,206	213,067,439	2,950,456	87,113,886
Distributions reinvested	1,202,012	38,175,898	1,122,577	32,094,468
Redemptions	(5,355,316)	(193,479,072)	(2,836,245)	(83,066,808)
Net increase	1,674,902	57,764,265	1,236,788	36,141,546
Class B(b)
Subscriptions	1,054	28,608	4,990	115,641
Distributions reinvested	5,899	148,052	9,890	227,669
Redemptions (c)	(76,477)	(2,242,352)	(61,182)	(1,439,567)
Net decrease	(69,524)	(2,065,692)	(46,302)	(1,096,257)
Class C
Subscriptions	1,042,403	29,933,693	460,754	10,886,153
Distributions reinvested	305,186	7,657,117	280,342	6,450,673
Redemptions	(1,026,428)	(30,336,859)	(465,537)	(11,093,064)
Net increase	321,161	7,253,951	275,559	6,243,762
Class I(d)
Redemptions	(124)	(4,470)	—	—
Net decrease	(124)	(4,470)	—	—
Class K
Distributions reinvested	396	12,704	376	10,864
Redemptions	(1,177)	(45,335)	—	—
Net increase (decrease)	(781)	(32,631)	376	10,864
Class R
Subscriptions	424,438	15,639,976	125,523	3,670,381
Distributions reinvested	22,451	689,707	21,785	603,889
Redemptions	(162,167)	(5,624,412)	(151,953)	(4,335,839)
Net increase (decrease)	284,722	10,705,271	(4,645)	(61,569)
Class R4
Subscriptions	419,716	15,800,422	141,884	4,520,932
Distributions reinvested	12,870	421,246	1,205	35,417
Redemptions	(124,679)	(4,938,171)	(9,978)	(310,951)
Net increase	307,907	11,283,497	133,111	4,245,398
Class R5
Subscriptions	310,905	12,077,082	85,033	2,656,584
Distributions reinvested	6,906	223,824	3,001	87,359
Redemptions	(28,931)	(1,083,404)	(37,505)	(1,184,906)
Net increase	288,880	11,217,502	50,529	1,559,037
Class Y(d)
Subscriptions	2,963	118,758	—	—
Net increase	2,963	118,758	—	—
Class Z
Subscriptions	5,049,716	186,214,969	839,076	25,541,036
Distributions reinvested	112,920	3,643,923	88,261	2,559,583
Redemptions	(1,251,324)	(47,479,203)	(800,494)	(23,423,263)
Net increase	3,911,312	142,379,689	126,843	4,677,356
Total net increase	6,721,418	238,620,140	1,772,259	51,720,137

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains
Class A
10/31/2017	$32.85	(0.17)	12.91	12.74	(2.55)
10/31/2016	$30.77	(0.15)	4.58	4.43	(2.35)
10/31/2015	$30.15	(0.21)	4.36	4.15	(3.53)
10/31/2014	$24.60	(0.19)	6.33	6.14	(0.59)
10/31/2013	$20.07	(0.16)	4.69	4.53	—
Class C
10/31/2017	$26.27	(0.35)	10.18	9.83	(2.33)
10/31/2016	$25.04	(0.30)	3.66	3.36	(2.13)
10/31/2015	$25.13	(0.35)	3.59	3.24	(3.33)
10/31/2014	$20.74	(0.33)	5.31	4.98	(0.59)
10/31/2013	$17.06	(0.28)	3.96	3.68	—
Class K
10/31/2017	$33.20	(0.15)	13.05	12.90	(2.59)
10/31/2016	$31.08	(0.12)	4.63	4.51	(2.39)
10/31/2015	$30.42	(0.16)	4.40	4.24	(3.58)
10/31/2014	$24.77	(0.15)	6.39	6.24	(0.59)
10/31/2013	$20.18	(0.12)	4.71	4.59	—
Class R
10/31/2017	$31.79	(0.26)	12.48	12.22	(2.48)
10/31/2016	$29.85	(0.22)	4.44	4.22	(2.28)
10/31/2015	$29.35	(0.27)	4.23	3.96	(3.46)
10/31/2014	$24.02	(0.25)	6.17	5.92	(0.59)
10/31/2013	$19.65	(0.21)	4.58	4.37	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Global Technology Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.55)	$43.04	41.53%	1.33%	1.33% (c)	(0.47%)	53%	$760,937
(2.35)	$32.85	15.54%	1.40%	1.40% (c)	(0.51%)	55%	$525,860
(3.53)	$30.77	14.65%	1.42%	1.42% (c)	(0.68%)	64%	$454,512
(0.59)	$30.15	25.47%	1.46%	1.46% (c)	(0.70%)	89%	$379,433
—	$24.60	22.57%	1.55%	1.50% (c)	(0.70%)	81%	$342,423

(2.33)	$33.77	40.49%	2.08%	2.08% (c)	(1.22%)	53%	$141,591
(2.13)	$26.27	14.63%	2.15%	2.15% (c)	(1.26%)	55%	$101,739
(3.33)	$25.04	13.81%	2.17%	2.17% (c)	(1.43%)	64%	$90,044
(0.59)	$25.13	24.59%	2.21%	2.21% (c)	(1.45%)	89%	$79,309
—	$20.74	21.57%	2.30%	2.25% (c)	(1.45%)	81%	$69,151

(2.59)	$43.51	41.61%	1.26%	1.26%	(0.40%)	53%	$184
(2.39)	$33.20	15.68%	1.27%	1.27%	(0.38%)	55%	$167
(3.58)	$31.08	14.83%	1.27%	1.27%	(0.52%)	64%	$144
(0.59)	$30.42	25.70%	1.29%	1.29%	(0.52%)	89%	$188
—	$24.77	22.75%	1.34%	1.32%	(0.52%)	81%	$167

(2.48)	$41.53	41.16%	1.58%	1.58% (c)	(0.74%)	53%	$24,728
(2.28)	$31.79	15.25%	1.65%	1.65% (c)	(0.75%)	55%	$9,878
(3.46)	$29.85	14.37%	1.67%	1.67% (c)	(0.93%)	64%	$9,414
(0.59)	$29.35	25.16%	1.71%	1.71% (c)	(0.95%)	89%	$7,628
—	$24.02	22.24%	1.80%	1.75% (c)	(0.94%)	81%	$7,291
Columbia Seligman Global Technology Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains
Class R4
10/31/2017	$33.84	(0.09)	13.32	13.23	(2.62)
10/31/2016	$31.63	(0.15)	4.78	4.63	(2.42)
10/31/2015	$30.89	(0.13)	4.47	4.34	(3.60)
10/31/2014	$25.12	(0.13)	6.49	6.36	(0.59)
10/31/2013 (d)	$20.20	(0.12)	5.04	4.92	—
Class R5
10/31/2017	$33.57	(0.08)	13.21	13.13	(2.66)
10/31/2016	$31.40	(0.07)	4.71	4.64	(2.47)
10/31/2015	$30.69	(0.13)	4.48	4.35	(3.64)
10/31/2014	$24.92	(0.08)	6.44	6.36	(0.59)
10/31/2013	$20.25	(0.04)	4.71	4.67	—
Class Y
10/31/2017 (f)	$35.81	(0.06)	8.06	8.00	—
Class Z
10/31/2017	$33.40	(0.10)	13.14	13.04	(2.62)
10/31/2016	$31.24	(0.08)	4.66	4.58	(2.42)
10/31/2015	$30.55	(0.13)	4.41	4.28	(3.59)
10/31/2014	$24.85	(0.13)	6.42	6.29	(0.59)
10/31/2013	$20.23	(0.10)	4.72	4.62	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Global Technology Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.62)	$44.45	41.87%	1.08%	1.08% (c)	(0.24%)	53%	$20,140
(2.42)	$33.84	15.81%	1.15%	1.15% (c)	(0.47%)	55%	$4,915
(3.60)	$31.63	14.95%	1.17%	1.17% (c)	(0.42%)	64%	$384
(0.59)	$30.89	25.82%	1.21%	1.21% (c)	(0.47%)	89%	$231
—	$25.12	24.36%	1.33% (e)	1.29% (c),(e)	(0.53%) (e)	81%	$17

(2.66)	$44.04	41.95%	1.02%	1.02%	(0.20%)	53%	$16,310
(2.47)	$33.57	15.97%	1.02%	1.02%	(0.23%)	55%	$2,735
(3.64)	$31.40	15.12%	1.02%	1.02%	(0.41%)	64%	$972
(0.59)	$30.69	26.03%	1.04%	1.04%	(0.28%)	89%	$56
—	$24.92	23.06%	1.08%	1.06%	(0.16%)	81%	$58

—	$43.81	22.34%	0.98% (e)	0.98% (e)	(0.38%) (e)	53%	$130

(2.62)	$43.82	41.85%	1.08%	1.08% (c)	(0.26%)	53%	$234,123
(2.42)	$33.40	15.85%	1.15%	1.15% (c)	(0.25%)	55%	$47,809
(3.59)	$31.24	14.94%	1.17%	1.17% (c)	(0.42%)	64%	$40,763
(0.59)	$30.55	25.82%	1.22%	1.22% (c)	(0.47%)	89%	$32,271
—	$24.85	22.84%	1.30%	1.24% (c)	(0.42%)	81%	$16,097
Columbia Seligman Global Technology Fund | Annual Report 2017	19

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
20	Columbia Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Seligman Global Technology Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
October 31, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
22	Columbia Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.912% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2017, other expenses paid by the Fund to this company were $1,985.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Seligman Global Technology Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
October 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Class B	0.10 (a),(b)
Class C	0.13
Class I	0.01 (b),(c)
Class K	0.06
Class R	0.13
Class R4	0.13
Class R5	0.06
Class Y	0.02 (d)
Class Z	0.13

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $55,870. The liability remaining at October 31, 2017 for non-recurring charges associated with the lease amounted to $29,159 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
24	Columbia Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $3,006.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,324,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	1,098,205
Class C	8,444
Columbia Seligman Global Technology Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.44%	1.50%
Class C	2.19	2.25
Class K	1.415	1.41
Class R	1.69	1.75
Class R4	1.19	1.25
Class R5	1.165	1.16
Class Y	1.115	-
Class Z	1.19	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
5,001,969	(5,001,969)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
26	Columbia Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
The tax character of distributions paid during the years indicated was as follows:
October 31, 2017			October 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
8,249,696	47,713,060	55,962,756	9,624,481	37,042,673	46,667,154
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,322,560	62,284,195	—	415,670,107
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
782,616,900	432,144,728	(16,474,621)	415,670,107
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $636,101,517 and $482,173,017, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
Columbia Seligman Global Technology Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2017, affiliated shareholders of record owned 30.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
28	Columbia Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Seligman Global Technology Fund | Annual Report 2017	29

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Seligman Global Technology Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
30	Columbia Seligman Global Technology Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
53.25%	54.17%	$65,477,137
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Seligman Global Technology Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia Seligman Global Technology Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Seligman Global Technology Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	123	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
34	Columbia Seligman Global Technology Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Seligman Global Technology Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Seligman Global Technology Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Global Technology Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Seligman Global Technology Fund | Annual Report 2017	37

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
38	Columbia Seligman Global Technology Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Seligman Global Technology Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Seligman Global Technology Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Seligman Global Technology Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN220_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia Asia Pacific ex-Japan Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Asia Pacific ex-Japan Fund   |  Annual Report 2017

Columbia Asia Pacific ex-Japan Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Asia Pacific ex-Japan Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Threadneedle International Limited
Vanessa Donegan
George Gosden
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	Life
Class A*	Excluding sales charges	09/27/10	30.66	8.68	8.72
	Including sales charges		23.10	7.41	7.95
Class C*	Excluding sales charges	09/27/10	29.70	7.86	7.88
	Including sales charges		28.70	7.86	7.88
Class R*		09/27/10	30.34	8.40	8.41
Class R5		07/15/09	31.02	9.09	9.12
Class Y*		03/01/17	31.24	9.13	9.14
Class Z*		09/27/10	30.90	8.94	8.96
MSCI AC Asia Pacific ex Japan Index (Net)			27.70	7.46	9.62
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R5, Class Y and Class Z shares were renamed Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Asia Pacific ex Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific ex Japan Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 15, 2009 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asia Pacific ex-Japan Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at October 31, 2017)
Samsung Electronics Co., Ltd. (South Korea)	6.7
Tencent Holdings Ltd. (China)	6.5
Alibaba Group Holding Ltd., ADR (China)	5.8
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5.0
AIA Group Ltd. (Hong Kong)	4.0
Ping An Insurance Group Co. of China Ltd., Class H (China)	3.2
China Construction Bank Corp., Class H (China)	2.3
BHP Billiton Ltd. (Australia)	2.0
Rio Tinto Ltd. (Australia)	1.8
CSL Ltd. (Australia)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2017)
Consumer Discretionary	10.5
Consumer Staples	3.2
Energy	3.4
Financials	28.8
Health Care	2.4
Industrials	2.7
Information Technology	34.2
Materials	8.8
Real Estate	4.7
Telecommunication Services	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2017)
Australia	12.9
Cayman Islands	0.5
China	32.8
Hong Kong	8.7
India	8.7
Indonesia	2.4
Philippines	2.0
Singapore	3.0
Country breakdown (%) (at October 31, 2017)
South Korea	16.7
Taiwan	10.5
Thailand	1.0
United States(a)	0.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period ended October 31, 2017, the Fund’s Class A shares returned 30.66% excluding sales charges. The Fund outperformed its benchmark, the MSCI Asia Pacific ex Japan Index (Net), which returned 27.70% for the same time period. The Fund’s positions in consumer discretionary, energy and real estate detracted from performance, but these losses were offset by gains in technology, consumer staples and financials.
Strong performance of Asia-Pacific markets continued
Equity markets in the Asia-Pacific region continued their run of strong performance over the 12-month period ended October 31, 2017. Corporate earnings growth in Asia continued to strengthen and was broad-based, diverging from and outpacing the rate in developed markets. Growth accelerated on the back of resilient domestic demand and a recovery in global trade. Also, inflation remained benign, thanks in part to accommodative fiscal and monetary policy. Meanwhile, structural rebalancing in emerging Asian markets continued, while the service sector became more important as a driver of economic growth. In general, Asian economies were better positioned to withstand a U.S. tightening cycle thanks to aggregate current account surpluses, reduced dependence on external financing, foreign exchange buffers, benign inflation and positive real interest rates. In China, the current economic momentum has surpassed expectations. It will be important to continue to monitor the impact of deleveraging and the supply-side reform agenda in China on the real economy. Though the many external risks identified at the start of the year have diminished, we continue to monitor the strength of the U.S. dollar and geopolitical risks.
Contributors and detractors
In keeping with our bottom-up investment process, security selection was the main driver of outperformance. The Fund’s positions in technology, consumer staples and financials were the largest contributors to performance. In particular, the performance of the technology sector was notable within Asia; our overweight allocation and strong selection within this sector enabled the Fund to outperform over the period under review. Individual contributors included Samsung Electronics, which saw strong growth from its memory and display divisions, and improved capital management initiatives, which boosted shareholder returns. Other contributors included Alibaba, which saw improved data capabilities and strong revenue growth from its E-commerce business; and Ping An Insurance, which benefited from growth in its life insurance business, superior execution, focus on its bottom line and innovation in such areas as financial technology.
Meanwhile, the Fund’s positions in consumer discretionary, energy and real estate detracted the most from performance. Stock selection in the consumer discretionary and energy sectors proved unhelpful, while real estate detracted slightly. Individual detractors included Matahari Department Stores and Domino’s Pizza Enterprises. Matahari has faced declining same-store sales, soft consumption trends in Indonesia, and threats from e-commerce, which have affected sentiment around its business model. Domino’s Pizza also experienced weaker than expected same-store sales, particularly in Europe and Japan, although New Zealand and Australia did see some growth.
Among individual markets, the strongest positive contributors were Taiwan, China/Hong Kong and South Korea. In Taiwan, the Fund’s benefited from the rally in technology stocks thanks to its large weighting in this sector. We have a positive view of the tech sector, including component manufacturers, namely those which are part of the Taiwan-based Apple supply chain. Economic growth in China surprised on the upside, making it the best performing market in the benchmark. South Korea, meanwhile, led the improvement in corporate earnings within Asia and has proved resilient to geopolitical risks. The largest detractors were Indonesia and the Philippines. As discussed earlier, Matahari Department Stores detracted, but the Fund’s slight overweight to Indonesia, as well as security selection, were also negatives. A slight overweight in the Philippines, which was reduced during the period, detracted due to concerns over the U.S.-Philippines relationship.
Portfolio changes
During the period, we increased the Fund’s exposure to China and Singapore while reducing exposure to Australia and Indonesia. China, for instance, generated positive returns across sectors — particularly in technology, financials, materials and health care — which supported our positive outlook. As for sectors, we increased the Fund’s exposure to consumer discretionary and financial stocks, while reducing our exposure to the industrials and materials industries. Stock purchases included MediaTek, a company that is in the early stages of a profit improvement cycle as it launches new higher margin chipsets with 3D sensing recognition and artificial intelligence capabilities; and China Merchant bank, which has benefited from the strength of its franchise in retail lending in China. Sales included China Mobile, as we have become concerned over
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
the outlook for free cash flow generation following the release of white paper on 5G capital spending by China’s Ministry of Industry and IT (MITI); and Matahari Department Stores, where same-store sales growth has disappointed. We also trimmed our positions and took profits in Alibaba and Ping An Insurance following strong performance by both companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,192.50	1,017.38	8.88	8.17	1.59
Class C	1,000.00	1,000.00	1,188.90	1,013.56	13.05	12.01	2.34
Class R	1,000.00	1,000.00	1,191.60	1,016.10	10.27	9.45	1.84
Class R5	1,000.00	1,000.00	1,195.30	1,019.16	6.94	6.38	1.24
Class Y	1,000.00	1,000.00	1,196.70	1,019.47	6.60	6.07	1.18
Class Z	1,000.00	1,000.00	1,195.10	1,018.65	7.49	6.89	1.34
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	7

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.0%
Issuer	Shares	Value ($)
Australia 12.8%
Amcor Ltd.	20,775	252,136
Australia and New Zealand Banking Group Ltd.	19,752	453,280
BHP Billiton Ltd.	29,054	598,187
Challenger Ltd.	16,749	170,850
CSL Ltd.	4,617	491,531
Domino’s Pizza Enterprises Ltd.	3,882	138,793
James Hardie Industries PLC	12,299	187,784
LendLease Group	18,201	226,020
Link Administration Holdings Ltd.	20,539	129,695
Macquarie Group Ltd.	4,086	308,247
Rio Tinto Ltd.	10,281	547,837
Transurban Group	13,968	129,844
Westpac Banking Corp.	10,015	253,674
Total		3,887,878
Cayman Islands 0.5%
Sea Ltd. ADR(a)	1,245	18,775
SINA Corp.(a)	1,242	133,701
Total		152,476
China 30.0%
Alibaba Group Holding Ltd., ADR(a)	9,414	1,740,554
Anhui Conch Cement Co., Ltd., Class H	53,500	229,178
ANTA Sports Products Ltd.	73,000	326,519
Bank of China Ltd., Class H	937,000	468,278
Brilliance China Automotive Holdings Ltd.	74,000	187,526
China Construction Bank Corp., Class H	754,380	674,201
China Merchants Bank Co., Ltd., Class H	87,500	334,133
China Overseas Land & Investment Ltd.	88,000	285,738
China Petroleum & Chemical Corp., Class H	380,000	279,041
CNOOC Ltd.	204,000	278,540
CSPC Pharmaceutical Group Ltd.	136,000	236,604
Ctrip.com International Ltd., ADR(a)	2,008	96,163
JD.com, Inc., ADR(a)	6,931	260,051
Li Ning Co., Ltd.(a)	306,500	267,784
Minth Group Ltd.	54,000	291,732
NetEase, Inc., ADR	777	219,052
Ping An Insurance Group Co. of China Ltd., Class H	110,000	966,674
Tencent Holdings Ltd.	43,400	1,950,618
Total		9,092,386
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 8.7%
AIA Group Ltd.	158,800	1,196,634
BOC Hong Kong Holdings Ltd.	59,000	281,144
Galaxy Entertainment Group Ltd.	39,000	265,956
Samsonite International SA	59,700	249,249
Sands China Ltd.	44,800	211,350
Sun Hung Kai Properties Ltd.	12,000	196,313
Techtronic Industries Co., Ltd.	40,500	237,744
Total		2,638,390
India 8.6%
Adani Ports & Special Economic Zone	37,609	250,115
Eicher Motors Ltd.	353	175,823
Godrej Consumer Products Ltd.	10,238	147,711
HDFC Bank Ltd.	14,932	417,671
ICICI Bank Ltd.	78,706	368,960
Larsen & Toubro Ltd.	13,158	248,523
Mahindra & Mahindra Ltd.	8,241	171,211
Maruti Suzuki India Ltd.	1,697	215,284
Reliance Industries Ltd.	31,276	454,710
Yes Bank Ltd.	35,565	172,875
Total		2,622,883
Indonesia 2.4%
PT Astra International Tbk	359,300	211,939
PT Bank Rakyat Indonesia Persero Tbk	222,100	255,526
PT Telekomunikasi Indonesia Persero Tbk	857,900	255,969
Total		723,434
Philippines 2.0%
Ayala Land, Inc.	232,600	194,817
Metro Pacific Investments Corp.	1,306,100	172,134
Metropolitan Bank & Trust Co.	150,594	252,707
Total		619,658
Singapore 3.0%
CapitaLand Ltd.	69,400	186,894
City Developments Ltd.	33,900	321,944
DBS Group Holdings Ltd.	23,932	399,630
Total		908,468

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 16.6%
E-MART, Inc., Class L	1,094	218,996
Hana Financial Group, Inc.	5,523	236,378
KB Financial Group, Inc.	5,850	305,863
LG Chem Ltd.	1,096	395,170
LG Innotek Co., Ltd.	1,308	201,384
LG Uplus Corp.	11,737	134,772
NAVER Corp.	220	175,840
NCSoft Corp.	578	220,360
POSCO	1,426	415,658
Samsung Electronics Co., Ltd.	816	2,011,527
Samsung Life Insurance Co., Ltd.	2,099	253,065
Samsung SDI Co., Ltd.	2,537	467,438
Total		5,036,451
Taiwan 10.4%
Cathay Financial Holding Co., Ltd.	131,000	216,467
Chroma ATE, Inc.	31,000	151,186
E.Sun Financial Holding Co., Ltd.	279,427	170,084
Hon Hai Precision Industry Co., Ltd.	101,000	375,411
Largan Precision Co., Ltd.	1,113	210,980
Macronix International(a)	63,774	116,619
MediaTek, Inc.	36,000	409,662
Taiwan Semiconductor Manufacturing Co., Ltd.	187,000	1,511,765
Total		3,162,174
Common Stocks (continued)
Issuer	Shares	Value ($)
Thailand 1.0%
Kasikornbank PCL, Foreign Registered Shares	45,614	313,094
Total Common Stocks (Cost $18,511,371)		29,157,292

Warrants 2.6%

China 2.6%
Hangzhou Hikvision Digital Technology Co., Ltd(a),(b)	33,800	200,473
Inner Mongolia Yili Industrial Group Co., Ltd(a),(b)	78,375	349,745
Wuliangye Yibin Co., Ltd.(a),(b)	24,613	247,529
Total		797,747
Total Warrants (Cost $580,447)		797,747

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.177%(c),(d)	236,167	236,167
Total Money Market Funds (Cost $236,167)		236,167
Total Investments (Cost $19,327,985)		30,191,206
Other Assets & Liabilities, Net		174,308
Net Assets		$30,365,514

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2017, the value of these securities amounted to $797,747, which represents 2.63% of net assets.
(c)	The rate shown is the seven-day current annualized yield at October 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.177%	271,254	8,722,549	(8,757,636)	236,167	1	—	1,561	236,167
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	3,887,878	—	—	3,887,878
Cayman Islands	152,476	—	—	—	152,476
China	2,315,820	6,776,566	—	—	9,092,386
Hong Kong	—	2,638,390	—	—	2,638,390
India	—	2,622,883	—	—	2,622,883
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Indonesia	—	723,434	—	—	723,434
Philippines	—	619,658	—	—	619,658
Singapore	—	908,468	—	—	908,468
South Korea	—	5,036,451	—	—	5,036,451
Taiwan	—	3,162,174	—	—	3,162,174
Thailand	—	313,094	—	—	313,094
Total Common Stocks	2,468,296	26,688,996	—	—	29,157,292
Warrants
China	—	797,747	—	—	797,747
Total Warrants	—	797,747	—	—	797,747
Money Market Funds	—	—	—	236,167	236,167
Total Investments	2,468,296	27,486,743	—	236,167	30,191,206
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	11

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$19,091,818
Investments in affiliated issuers, at cost	236,167
Investments in unaffiliated issuers, at value	29,955,039
Investments in affiliated issuers, at value	236,167
Cash	301,156
Foreign currency (identified cost $10,812)	10,694
Receivable for:
Investments sold	1,156
Capital shares sold	5,045
Dividends	4,994
Foreign tax reclaims	333
Expense reimbursement due from Investment Manager	366
Prepaid expenses	2,144
Other assets	5,412
Total assets	30,522,506
Liabilities
Payable for:
Capital shares purchased	19,449
Foreign capital gains taxes deferred	47,798
Management services fees	728
Distribution and/or service fees	28
Transfer agent fees	947
Compensation of board members	42,699
Audit fees	32,788
Custodian fees	9,159
Other expenses	3,396
Total liabilities	156,992
Net assets applicable to outstanding capital stock	$30,365,514
Represented by
Paid in capital	110,527,861
Undistributed net investment income	172,743
Accumulated net realized loss	(91,151,572)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	10,863,221
Foreign currency translations	1,059
Foreign capital gains tax	(47,798)
Total - representing net assets applicable to outstanding capital stock	$30,365,514
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$1,259,199
Shares outstanding	91,949
Net asset value per share	$13.69
Maximum offering price per share(a)	$14.53
Class C
Net assets	$512,201
Shares outstanding	38,026
Net asset value per share	$13.47
Class R
Net assets	$383,381
Shares outstanding	28,282
Net asset value per share	$13.56
Class R5
Net assets	$9,100,547
Shares outstanding	661,001
Net asset value per share	$13.77
Class Y
Net assets	$18,903,267
Shares outstanding	1,387,309
Net asset value per share	$13.63
Class Z
Net assets	$206,919
Shares outstanding	15,085
Net asset value per share	$13.72

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	13

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$710,117
Dividends — affiliated issuers	1,561
Foreign taxes withheld	(58,654)
Total income	653,024
Expenses:
Management services fees	256,657
Distribution and/or service fees
Class A	1,824
Class C	3,960
Class R	1,534
Transfer agent fees
Class A	1,629
Class C	891
Class I(a)	336
Class R	691
Class R5	9,151
Class Y(b)	893
Class Z	430
Compensation of board members	16,189
Custodian fees	29,477
Printing and postage fees	17,312
Registration fees	79,448
Audit fees	56,460
Legal fees	7,289
Compensation of chief compliance officer	8
Other	24,282
Total expenses	508,461
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(155,238)
Expense reduction	(20)
Total net expenses	353,203
Net investment income	299,821
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,238,903
Investments — affiliated issuers	1
Foreign currency translations	(3,721)
Net realized gain	4,235,183
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,194,192
Foreign currency translations	6,959
Foreign capital gains tax	(11,577)
Net change in unrealized appreciation (depreciation)	3,189,574
Net realized and unrealized gain	7,424,757
Net increase in net assets resulting from operations	$7,724,578

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$299,821	$565,377
Net realized gain	4,235,183	5,140,922
Net change in unrealized appreciation (depreciation)	3,189,574	(4,598,998)
Net increase in net assets resulting from operations	7,724,578	1,107,301
Distributions to shareholders
Net investment income
Class A	(7,413)	(192,870)
Class C	(857)	(68,234)
Class I(a)	(179,781)	(3,515,999)
Class R	(1,785)	(67,564)
Class R5	(188,844)	(10,709,458)
Class Z	(1,902)	(142,042)
Total distributions to shareholders	(380,582)	(14,696,167)
Decrease in net assets from capital stock activity	(9,306,283)	(31,184,505)
Total decrease in net assets	(1,962,287)	(44,773,371)
Net assets at beginning of year	32,327,801	77,101,172
Net assets at end of year	$30,365,514	$32,327,801
Undistributed net investment income	$172,743	$217,281

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	70,090	878,544	77,358	758,481
Distributions reinvested	744	7,413	20,431	192,870
Redemptions	(46,323)	(522,310)	(97,645)	(943,304)
Net increase	24,511	363,647	144	8,047
Class C
Subscriptions	8,910	112,247	9,194	89,052
Distributions reinvested	87	857	7,298	68,234
Redemptions	(8,763)	(96,431)	(3,551)	(35,312)
Net increase	234	16,673	12,941	121,974
Class I(b)
Subscriptions	16,583	180,917	32,910	325,876
Distributions reinvested	18,048	179,755	372,793	3,515,442
Redemptions	(1,360,353)	(15,180,783)	(265,432)	(2,713,210)
Net increase (decrease)	(1,325,722)	(14,820,111)	140,271	1,128,108
Class R
Subscriptions	3,957	45,443	3,105	30,625
Distributions reinvested	179	1,771	7,154	67,030
Redemptions	(3,758)	(39,699)	(5,851)	(57,972)
Net increase	378	7,515	4,408	39,683
Class R5
Subscriptions	43,228	485,406	224,022	2,591,322
Distributions reinvested	11,563	115,627	475,575	4,503,698
Redemptions	(940,660)	(11,096,547)	(3,732,178)	(39,374,342)
Net decrease	(885,869)	(10,495,514)	(3,032,581)	(32,279,322)
Class Y(b)
Subscriptions	1,556,531	17,922,544	—	—
Redemptions	(169,222)	(2,063,824)	—	—
Net increase	1,387,309	15,858,720	—	—
Class Z
Subscriptions	5,988	67,208	6,389	67,636
Distributions reinvested	188	1,879	14,989	141,495
Redemptions	(28,262)	(306,300)	(40,164)	(412,126)
Net decrease	(22,086)	(237,213)	(18,786)	(202,995)
Total net decrease	(821,245)	(9,306,283)	(2,893,603)	(31,184,505)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

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Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
10/31/2017	$10.58	0.08	3.13	3.21	(0.10)
10/31/2016	$12.91	0.09	0.45	0.54	(2.87)
10/31/2015	$14.58	0.14	(1.67)	(1.53)	(0.14)
10/31/2014	$13.73	0.27	0.70	0.97	(0.12)
10/31/2013	$12.35	0.08	1.54	1.62	(0.24)
Class C
10/31/2017	$10.41	(0.01)	3.09	3.08	(0.02)
10/31/2016	$12.73	0.04	0.41	0.45	(2.77)
10/31/2015	$14.37	0.02	(1.63)	(1.61)	(0.03)
10/31/2014	$13.52	0.09	0.78	0.87	(0.02)
10/31/2013	$12.20	0.04	1.46	1.50	(0.18)
Class R
10/31/2017	$10.48	0.05	3.10	3.15	(0.07)
10/31/2016	$12.81	0.08	0.43	0.51	(2.84)
10/31/2015	$14.46	0.09	(1.64)	(1.55)	(0.10)
10/31/2014	$13.62	0.15	0.78	0.93	(0.09)
10/31/2013	$12.27	0.13	1.44	1.57	(0.22)
Class R5
10/31/2017	$10.65	0.12	3.13	3.25	(0.13)
10/31/2016	$12.99	0.13	0.45	0.58	(2.92)
10/31/2015	$14.66	0.26	(1.74)	(1.48)	(0.19)
10/31/2014	$13.80	0.24	0.79	1.03	(0.17)
10/31/2013	$12.38	0.20	1.48	1.68	(0.26)
Class Y
10/31/2017 (e)	$10.82	0.11	2.70	2.81	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.10)	$13.69	30.66%	2.16%	1.56% (c)	0.69%	37%	$1,259
(2.87)	$10.58	6.91%	1.84% (d)	1.51% (c),(d)	0.90%	20%	$713
(0.14)	$12.91	(10.58%)	1.38% (d)	1.29% (d)	1.13%	86%	$869
(0.12)	$14.58	7.18%	1.34% (d)	1.34% (d)	1.88%	39%	$538
(0.24)	$13.73	13.26%	1.37% (d)	1.37% (d)	0.60%	34%	$618

(0.02)	$13.47	29.70%	2.90%	2.31% (c)	(0.09%)	37%	$512
(2.77)	$10.41	6.01%	2.59% (d)	2.25% (c),(d)	0.38%	20%	$394
(0.03)	$12.73	(11.23%)	2.13% (d)	2.03% (d)	0.31%	86%	$316
(0.02)	$14.37	6.48%	2.11% (d)	2.11% (d)	0.67%	39%	$311
(0.18)	$13.52	12.33%	2.13% (d)	2.13% (d)	0.31%	34%	$220

(0.07)	$13.56	30.34%	2.40%	1.82% (c)	0.47%	37%	$383
(2.84)	$10.48	6.61%	2.09% (d)	1.76% (c),(d)	0.77%	20%	$293
(0.10)	$12.81	(10.78%)	1.63% (d)	1.53% (d)	0.79%	86%	$301
(0.09)	$14.46	6.89%	1.61% (d)	1.61% (d)	1.05%	39%	$352
(0.22)	$13.62	12.92%	1.63% (d)	1.63% (d)	1.01%	34%	$341

(0.13)	$13.77	31.02%	1.73%	1.21%	1.07%	37%	$9,101
(2.92)	$10.65	7.30%	1.41% (d)	1.15% (d)	1.24%	20%	$16,471
(0.19)	$12.99	(10.17%)	0.95% (d)	0.94% (d)	1.76%	86%	$59,489
(0.17)	$14.66	7.63%	0.97% (d)	0.97% (d)	1.73%	39%	$899,110
(0.26)	$13.80	13.66%	0.98% (d)	0.98% (d)	1.51%	34%	$636,047

—	$13.63	25.97%	1.74% (f)	1.18% (f)	1.30% (f)	37%	$18,903
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Z
10/31/2017	$10.61	0.12	3.11	3.23	(0.12)
10/31/2016	$12.95	0.12	0.45	0.57	(2.91)
10/31/2015	$14.62	0.21	(1.71)	(1.50)	(0.17)
10/31/2014	$13.76	0.24	0.78	1.02	(0.16)
10/31/2013	$12.36	0.17	1.48	1.65	(0.25)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense. For the periods indicated below, if line of credit interest expense had been excluded, expenses would have been lower by:

Class	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Class A	—%	less than .01%	0.02%	less than .01%	less than .01%
Class C	—%	less than .01%	0.02%	less than .01%	less than .01%
Class R	—%	less than .01%	0.02%	less than .01%	less than .01%
Class R5	—%	less than .01%	less than .01%	less than .01%	less than .01%
Class Z	—%	less than .01%	0.03%	less than .01%	less than .01%

(e)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.12)	$13.72	30.90%	1.90%	1.31% (c)	1.01%	37%	$207
(2.91)	$10.61	7.21%	1.57% (d)	1.26% (c),(d)	1.19%	20%	$394
(0.17)	$12.95	(10.34%)	1.13% (d)	1.01% (d)	1.68%	86%	$725
(0.16)	$14.62	7.50%	1.11% (d)	1.11% (d)	1.71%	39%	$336
(0.25)	$13.76	13.45%	1.13% (d)	1.13% (d)	1.32%	34%	$284
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	21

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
October 31, 2017
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
24	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.88% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2017, other expenses paid by the Fund to this company were $1,011.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares and Class I shares did not pay transfer agency fees.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Class C	0.22
Class I	0.00 (a),(b)
Class R	0.22
Class R5	0.07
Class Y	0.01 (c)
Class Z	0.22

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
(c)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	3,124
26	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.59%	1.50%
Class C	2.34	2.25
Class R	1.84	1.75
Class R5	1.245	1.14
Class Y	1.195	–
Class Z	1.34	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
36,223	(36,223)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
October 31, 2017			October 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
380,582	—	380,582	14,696,167	—	14,696,167
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
428,328	—	(91,151,572)	10,649,631
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
19,541,575	10,820,907	(171,276)	10,649,631
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	91,151,572	—	91,151,572	4,095,779	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $10,692,744 and $20,430,694, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
28	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 8. Significant risks
Asia Pacific region risk
Because the Fund concentrates its investments in the Asia Pacific region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asia Pacific region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and place.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At October 31, 2017, two unaffiliated shareholders of record owned 37.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
October 31, 2017
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Asia Pacific Ex-Japan Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
91.96%	$63,880	$0.03	$707,887	$0.32
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
32	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
34	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	123	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
36	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	37

Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Asia Pacific ex-Japan Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the relatively recent change in the leadership of equity department oversight and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
38	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Approval of Management and Subadvisory
Agreements  (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Threadneedle and each Subadviser), noting that no material changes are proposed from the form of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Advisory Agreements were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	39

Approval of Management and Subadvisory
Agreements  (continued)
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.
40	Columbia Asia Pacific ex-Japan Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Asia Pacific ex-Japan Fund | Annual Report 2017	41

Columbia Asia Pacific ex-Japan Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN119_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia Global Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Bond Fund   |  Annual Report 2017

Columbia Global Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Adrian Hilton
Lead manager
Managed Fund since March 2017
Gene Tannuzzo, CFA
Co-manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/20/89	-1.90	-2.37	1.51
	Including sales charges		-6.57	-3.31	1.02
Class C	Excluding sales charges	06/26/00	-2.81	-3.13	0.74
	Including sales charges		-3.78	-3.13	0.74
Class K		03/20/95	-1.89	-2.26	1.69
Class R*		03/15/10	-2.08	-2.59	1.23
Class T	Excluding sales charges	12/01/06	-1.90	-2.40	1.50
	Including sales charges		-4.37	-2.90	1.24
Class Y*		11/08/12	-1.72	-2.01	1.69
Class Z*		09/27/10	-1.72	-2.12	1.70
Bloomberg Barclays Global Aggregate Index			1.18	0.43	3.11
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class Y and Class Z shares were renamed Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2017)
AAA rating	15.3
AA rating	4.2
A rating	7.2
BBB rating	45.4
BB rating	11.8
B rating	11.6
CCC rating	1.8
Not rated	2.7
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Columbia Global Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2017)
Argentina	1.9
Australia	0.9
Bahamas	0.0 (a)
Brazil	1.0
Canada	1.3
Dominican Republic	1.9
Egypt	1.0
France	0.1
Germany	1.8
Honduras	1.2
Ireland	0.2
Italy	0.1
Jersey	0.0 (a)
Kazakhstan	0.6
Luxembourg	0.1
Mexico	2.9
Netherlands	0.2
Panama	0.3
Philippines	0.3
Romania	0.2
Russian Federation	18.6
Senegal	1.4
Serbia	0.5
South Korea	1.5
Spain	3.1
Ukraine	0.6
United Arab Emirates	0.0 (a)
United Kingdom	3.8
United States(b)	54.5
Virgin Islands	0.0 (a)
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at October 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	227.1	(375.8)	(148.7)
Foreign Currency Derivative Contracts	117.6	(68.9)	48.7
Total Notional Market Value of Derivative Contracts	344.7	(444.7)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Columbia Global Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2017, the Fund’s Class A shares returned -1.90% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 1.18% for the same period. Currency, interest rate and sector allocation positioning detracted from the Fund’s relative results during the period, while issue selection, especially in the United States and Latin America, contributed positively.
Central bank policy and politics took center stage in global bond markets
Soon after the period began in November 2016, global bond yield curves were driven steeper and higher following the surprise results of the U.S. presidential election. Emerging market debt took the biggest hit post-U.S. elections, given then-candidate Trump’s campaigning on a promise to disband trading agreements, including NAFTA. By December 2016, emerging market hard currency bonds gained back most of their losses, and global interest rates moderated, as the market began to discount the then-incoming Administration’s ability to implement such sweeping changes. The U.S. dollar ended 2016 on a positive note, up 2.36% in November and up 1.36% in December on a broad-weighted basis.
2017 began with a reflationary theme, as inflation expectations, equities and credit all climbed higher. Optimism drove U.S. equity prices and the U.S. dollar higher and credit spreads tighter despite a lack of concrete details from the new Administration and a temporary cool-down in the spring of 2017 with softer labor market and economic data and louder political “noise” around FBI Director Comey’s firing. U.S. Treasury rates declined in the summer of 2017, as geopolitical tensions between the U.S. President and North Korea’s Supreme Leader nearly reached a breaking point. Meanwhile, inflation continued to trend below the Federal Reserve’s (the Fed) 2% target. Fed rhetoric remained consistent, noting “transitory” trends in inflation before switching course a few months later to become more market-dependent in its decisions. A weaker U.S. dollar provided a tailwind to U.S. corporate earnings and emerging market bond performance. In September 2017, the Fed finally announced its plan to normalize its balance sheet, initially allowing $10 billion — comprised of $4 billion of agency mortgage-backed securities and $6 billion of U.S. Treasuries — to roll off per month. This plan had been well-telegraphed in advance, and thus market reaction was muted.
Overseas, various elections and central bank tapering and tightening drove global bond rates higher. In May 2017, the centrist candidate won the French election, driving periphery European bond spreads tighter. This trend continued with the successful bailout of Spanish and Italian banks. In October 2017, the European Central Bank (ECB) announced its long-anticipated tapering plans, which the market interpreted as dovish, extending the ECB’s quantitative easing program, albeit at a more modest pace. Oil prices ended the annual period on solid footing, as the market reacted to affirmed production cuts from Russia and OPEC.
The Japanese yen weakened sharply as U.S. Treasury yields rose during the period. The Bank of Japan maintained its yield target at 0% for its 10-year government bonds, and U.S. dollar-denominated assets began to look more attractive to Japanese investors following three rate increases by the Fed during the period. Meanwhile, economic data gradually improved in Japan, with inflation starting to turn positive for the first time in many years.
Currency and interest positioning weighed most on Fund returns
Detracting from the Fund’s relative results most during the period were currency positions in the Japanese yen and in eurodollars, positions that shifted as market conditions changed. Further, the Fund’s long position in Australian interest rates and short position in eurozone interest rates detracted. The Fund’s high-yield credit hedge also dampened its relative results during the period.
Conversely, the Fund’s longer Russian and U.S. duration positions relative to that of the benchmark contributed positively. A long position in the Mexican peso was among the Fund’s strongest currency trades, adding value. Further, exposure to U.S. dollar-denominated emerging market bonds boosted relative results, as these bonds rode the coattails of central bank liquidity, stable oil prices and a cautious Fed through most of the period. The Fund particularly capitalized on reform stories in Argentina and the Dominican Republic. From an issue selection perspective, a holding in Brazilian energy company Petrobras proved beneficial, as the company’s management executed on its promise to deleverage.
Columbia Global Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Credit risk and foreign rates exposure evaluation drove Fund portfolio changes
We made a number of changes to portfolio positioning reflecting our expectations for policy changes and market returns. Perhaps the most significant change to the Fund during the period was its reduced exposure to credit risk — particularly to U.S. investment-grade corporate bonds. Although technicals, or supply/demand factors, in international markets remained attractive, in our view, late credit cycle activity, such as increased leverage, heightened our concern about fundamentals in the sector. Also, valuations shifted such that, in our view, they no longer compensated the Fund for taking on a high level of corporate credit risk.
We also made several shifts in rates exposure. Early in the period, the Fund was overweight shorter-maturity core government bonds relative to longer maturities. Overall, our bias was a slightly short duration compared to that of the Bloomberg Barclays Global Aggregate Index. In early 2017, positioning was shifted to a modestly longer duration than that of the Bloomberg Barclays Global Index given our low conviction that fiscal stimulus could reverse the secular downtrend in inflation. We maintained this duration positioning for the remainder of the period. The Fund adopted a short position in Italian government debt versus German bunds, as the spectre of ECB tapering loomed and political uncertainty dominated. During the second calendar quarter, we sought to profit from the convergence of U.S. and eurozone bond yields, as the European economic recovery picked up steam. This was expressed in the Fund via an overweight U.S. Treasury position versus German bunds. Later in the period, the Fund challenged the path of interest rates priced into the U.S. short-term interest rate market through steepening positions in eurodollars. Also, we shifted the Fund’s short position in Italian government debt to a long position, relative to German bunds, as political risks, in our view, faded.
From a currency perspective, the Fund held a long position in the U.S. dollar for the first half of the period, initially in expectation of a stimulative economic package from the then newly-elected U.S. President. The Fund maintained a short Chinese renminbi position over the same period, motivated by devaluation expectations, as well as short positions in the Australian and New Zealand dollars. The Fund was also short the euro versus the Czech koruna as pressure on the Czech National Bank’s currency floor mounted. Following the portfolio manager changes at the end of the first quarter of 2017, the Fund significantly reduced its exposure to currency strategies. The long U.S. dollar and short Chinese renminbi, Australian dollar and New Zealand dollar positions were all closed. For the remainder of the period, the Fund’s currency positioning was dominated by a long euro bias, expressed primarily versus the Japanese yen and British pound. In addition, the Fund was short the Australian dollar versus the Canadian dollar.
Derivative positions in the Fund
The Fund utilized currency forwards and interest rate futures as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. On a stand-alone basis, these derivatives had a negative impact on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Global Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Bond Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.30	1,020.23	5.29	5.30	1.03
Class C	1,000.00	1,000.00	1,009.10	1,016.36	9.16	9.20	1.79
Class K	1,000.00	1,000.00	1,014.20	1,020.74	4.77	4.79	0.93
Class R	1,000.00	1,000.00	1,012.60	1,018.91	6.62	6.64	1.29
Class T (formerly Class W)	1,000.00	1,000.00	1,014.30	1,020.18	5.34	5.35	1.04
Class Y	1,000.00	1,000.00	1,012.40	1,022.22	3.28	3.30	0.64
Class Z	1,000.00	1,000.00	1,014.20	1,021.45	4.05	4.07	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Global Bond Fund | Annual Report 2017

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 3.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 3.7%
Centre Point Funding LLC(a)
Series 2012-2A Class 1
08/20/2021	2.610%	247,890	243,719
CLI Funding V LLC(a)
Series 2013-1A
03/18/2028	2.830%	315,400	311,741
SBA Tower Trust(a)
04/10/2018	2.240%	900,000	900,189
TAL Advantage V LLC(a)
Series 2013-1A Class A
02/22/2038	2.830%	280,000	277,419
Total			1,733,068
Total Asset-Backed Securities — Non-Agency (Cost $1,745,261)			1,733,068

Commercial Mortgage-Backed Securities - Agency 4.4%

United States 4.4%
Government National Mortgage Association
Series 2013-13 Class AC
04/16/2046	1.700%	350,489	330,400
Series 2013-33 Class AC
05/16/2046	1.744%	1,843,163	1,735,255
Total			2,065,655
Total Commercial Mortgage-Backed Securities - Agency (Cost $2,178,305)			2,065,655

Commercial Mortgage-Backed Securities - Non-Agency 3.5%

United States 3.5%
American Homes 4 Rent(a)
Series 2015-SFR1 Class A
04/17/2052	3.467%	954,312	980,468
VSD (a)
Series 2017-PLT1 Class A
12/25/2043	3.600%	649,886	650,232
Total			1,630,700
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,604,159)			1,630,700

Corporate Bonds & Notes 36.8%

Australia 0.9%
Woodside Finance Ltd.(a)
03/05/2025	3.650%	425,000	429,023
Bahamas 0.0%
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	7,000	7,512
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 1.2%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	20,000	20,193
10/15/2025	5.000%	18,000	18,334
10/15/2025	5.000%	18,000	18,332
Bombardier, Inc.(a)
12/01/2021	8.750%	17,000	18,908
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	5,000	5,364
01/15/2025	7.625%	17,000	18,742
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	5,000	5,262
Teck Resources Ltd.
07/15/2041	6.250%	56,000	63,882
Thomson Reuters Corp.
05/23/2043	4.500%	255,000	256,397
Valeant Pharmaceuticals International, Inc.(a)
05/15/2023	5.875%	50,000	42,288
03/15/2024	7.000%	31,000	33,551
04/15/2025	6.125%	24,000	20,160
11/01/2025	5.500%	9,000	9,202
Videotron Ltd.(a)
06/15/2024	5.375%	39,000	42,203
04/15/2027	5.125%	6,000	6,315
Total			579,133
France 0.1%
SFR Group SA(a)
05/01/2026	7.375%	46,000	49,492
SPCM SA(a)
09/15/2025	4.875%	11,000	11,327
Total			60,819
Germany 0.1%
Unitymedia GmbH(a)
01/15/2025	6.125%	7,000	7,477
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	45,000	47,080
Total			54,557
Ireland 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/2024	7.250%	48,000	52,827
02/15/2025	6.000%	13,000	13,787
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	8,000	8,332
02/15/2024	5.500%	4,000	4,140
Total			79,086

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Italy 0.1%
Telecom Italia Capital SA
09/30/2034	6.000%	27,000	30,258
Wind Tre SpA(a),(b)
01/20/2026	5.000%	15,000	15,093
Total			45,351
Jersey 0.0%
Delphi Technologies PLC(a)
10/01/2025	5.000%	14,000	14,041
Luxembourg 0.1%
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	17,000	17,480
INEOS Group Holdings SA(a)
08/01/2024	5.625%	7,000	7,301
Total			24,781
Mexico 1.1%
Cemex SAB de CV(a)
04/16/2026	7.750%	450,000	509,397
Netherlands 0.2%
Atotech USA, Inc.(a)
02/01/2025	6.250%	21,000	21,594
Constellium NV(a)
05/15/2024	5.750%	35,000	35,243
03/01/2025	6.625%	13,000	13,469
Sensata Technologies BV(a)
10/01/2025	5.000%	20,000	21,254
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	20,000	20,393
Total			111,953
Panama 0.3%
Ena Norte Trust(a)
04/25/2023	4.950%	111,107	115,940
Ukraine 0.6%
MHP SE(a)
04/02/2020	8.250%	250,000	270,370
United Kingdom 1.6%
Sky PLC(a)
09/16/2024	3.750%	670,000	689,848
Virgin Media Finance PLC(a)
01/15/2025	5.750%	47,000	48,713
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	14,000	14,525
Total			753,086
United States 30.3%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	13,000	13,771
AES Corp.
05/15/2026	6.000%	11,000	11,883
09/01/2027	5.125%	12,000	12,310
Aircastle Ltd.
02/15/2022	5.500%	5,000	5,378
04/01/2023	5.000%	3,000	3,182
Ally Financial, Inc.
05/19/2022	4.625%	14,000	14,776
09/30/2024	5.125%	4,000	4,380
03/30/2025	4.625%	14,000	14,920
11/01/2031	8.000%	9,000	11,902
Altice US Finance I Corp.(a)
05/15/2026	5.500%	20,000	20,784
AMC Networks, Inc.
04/01/2024	5.000%	10,000	10,183
American Greetings Corp.(a)
02/15/2025	7.875%	3,000	3,266
Amsurg Corp.
07/15/2022	5.625%	10,000	10,199
Andeavor Logistics LP/Tesoro Finance Corp.
10/15/2022	6.250%	14,000	14,901
05/01/2024	6.375%	17,000	18,586
01/15/2025	5.250%	29,000	31,210
Angus Chemical Co.(a)
02/15/2023	8.750%	24,000	24,468
APX Group, Inc.
12/01/2022	7.875%	23,000	24,808
09/01/2023	7.625%	20,000	21,045
Aramark Services, Inc.
01/15/2024	5.125%	11,000	11,613
Asbury Automotive Group, Inc.
12/15/2024	6.000%	23,000	24,230
Ascend Learning LLC(a)
08/01/2025	6.875%	6,000	6,284
Ashtead Capital, Inc.(a)
08/15/2027	4.375%	23,000	23,325
AT&T, Inc.
06/15/2045	4.350%	300,000	267,308
Avantor, Inc.(a)
10/01/2024	6.000%	11,000	11,220

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	14,000	13,771
B&G Foods, Inc.
04/01/2025	5.250%	10,000	10,182
Beacon Escrow Corp.(a)
11/01/2025	4.875%	15,000	15,186
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	9,000	9,668
Berry Global, Inc.
07/15/2023	5.125%	25,000	26,241
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	15,000	16,120
Boyd Gaming Corp.
04/01/2026	6.375%	9,000	9,866
Brighthouse Financial, Inc.(a)
06/22/2047	4.700%	190,000	187,760
CalAtlantic Group, Inc.
06/01/2026	5.250%	2,000	2,133
06/15/2027	5.000%	12,000	12,606
Callon Petroleum Co.
10/01/2024	6.125%	14,000	14,555
Calpine Corp.
01/15/2025	5.750%	17,000	16,127
Camelot Finance SA(a)
10/15/2024	7.875%	12,000	12,872
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	26,000	26,422
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	2,000	2,030
CB Richard Ellis Services, Inc.
03/15/2025	5.250%	47,000	51,762
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	41,000	41,404
05/01/2027	5.875%	24,000	25,150
CDK Global, Inc.(a)
06/01/2027	4.875%	8,000	8,335
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	15,000	15,841
Centene Corp.
01/15/2025	4.750%	25,000	25,798
CenturyLink, Inc.
12/01/2023	6.750%	32,000	33,277
04/01/2024	7.500%	19,000	20,182
04/01/2025	5.625%	2,000	1,946
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/2021	5.125%	15,000	15,297
07/15/2025	7.750%	2,000	2,187
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	19,000	19,423
Chemours Co. (The)
05/15/2023	6.625%	15,000	15,936
05/15/2027	5.375%	5,000	5,328
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	24,000	26,055
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	13,000	9,463
03/31/2023	6.250%	35,000	33,667
CMS Energy Corp.
11/15/2025	3.600%	85,000	86,912
02/15/2027	2.950%	225,000	217,512
ConAgra Foods, Inc.
09/15/2022	3.250%	345,000	351,465
Continental Resources, Inc.
09/15/2022	5.000%	21,000	21,278
06/01/2024	3.800%	2,000	1,948
Core & Main LP(a)
08/15/2025	6.125%	7,000	7,132
CRC Escrow Issuer LLC/Finco, Inc.(a)
10/15/2025	5.250%	9,000	9,059
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	21,000	21,310
CSC Holdings LLC(a)
10/15/2025	6.625%	39,000	42,713
CSC Holdings LLC
10/15/2025	10.875%	13,000	15,961
CSX Corp.
11/01/2046	3.800%	105,000	102,051
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	7,000	7,330
CyrusOne LP/Finance Corp.
03/15/2027	5.375%	7,000	7,491
DaVita, Inc.
05/01/2025	5.000%	30,000	29,649
Delek Logistics Partners LP(a)
05/15/2025	6.750%	13,000	13,212
Diamondback Energy, Inc.
11/01/2024	4.750%	6,000	6,112
05/31/2025	5.375%	34,000	35,269
DISH DBS Corp.
03/15/2023	5.000%	10,000	9,673
11/15/2024	5.875%	11,000	11,011
07/01/2026	7.750%	53,000	58,026

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
October 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Energy Co.
06/01/2024	3.500%	246,000	253,385
Duke Energy Carolinas LLC
03/15/2046	3.875%	45,000	46,736
Dynegy, Inc.
11/01/2024	7.625%	15,000	16,388
Dynegy, Inc.(a)
01/30/2026	8.125%	4,000	4,445
Eagle Holding Co., II LLC PIK(a)
05/15/2022	7.625%	4,000	4,127
Eldorado Resorts, Inc.
04/01/2025	6.000%	18,000	19,031
Emera US Finance LP
06/15/2046	4.750%	225,000	244,388
Energy Transfer Equity LP
06/01/2027	5.500%	68,000	71,964
Enterprise Products Operating LLC
02/15/2045	5.100%	150,000	169,434
Envision Healthcare Corp.(a)
12/01/2024	6.250%	10,000	10,496
Equinix, Inc.
01/15/2026	5.875%	24,000	26,005
05/15/2027	5.375%	37,000	39,653
ERAC USA Finance LLC(a)
02/15/2045	4.500%	353,000	355,568
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	14,000	14,866
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	13,000	13,775
First Data Corp.(a)
12/01/2023	7.000%	24,000	25,687
Five Corners Funding Trust(a)
11/15/2023	4.419%	295,000	318,319
Freeport-McMoRan, Inc.
03/15/2023	3.875%	20,000	19,719
11/14/2024	4.550%	34,000	33,926
03/15/2043	5.450%	8,000	7,546
Frontier Communications Corp.
01/15/2023	7.125%	18,000	13,823
01/15/2025	6.875%	28,000	20,844
09/15/2025	11.000%	4,000	3,391
FTI Consulting, Inc.
11/15/2022	6.000%	11,000	11,350
Gartner, Inc.(a)
04/01/2025	5.125%	24,000	25,325
Gates Global LLC/Co.(a)
07/15/2022	6.000%	29,000	29,813
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	9,000	9,749
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	9,000	9,785
Group 1 Automotive, Inc.(a)
12/15/2023	5.250%	13,000	13,488
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	7,000	7,384
Halcon Resources Corp.(a)
02/15/2025	6.750%	9,000	9,208
HCA, Inc.
04/15/2025	5.250%	57,000	60,667
06/15/2026	5.250%	14,000	14,890
02/15/2027	4.500%	26,000	26,218
Hertz Corp. (The)(a)
06/01/2022	7.625%	15,000	15,603
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	11,000	11,255
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	18,000	18,392
Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/2024	6.125%	8,000	8,764
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	16,000	16,761
Hologic, Inc.(a)
10/15/2025	4.375%	4,000	4,065
HUB International Ltd.(a)
10/01/2021	7.875%	53,000	55,138
IHS Markit Ltd.(a)
11/01/2022	5.000%	15,000	16,080
02/15/2025	4.750%	29,000	30,608
Informatica LLC(a)
07/15/2023	7.125%	12,000	12,250
International Game Technology PLC(a)
02/15/2022	6.250%	43,000	47,271
Interval Acquisition Corp.
04/15/2023	5.625%	23,000	24,081
iStar, Inc.
04/01/2022	6.000%	13,000	13,591
09/15/2022	5.250%	14,000	14,334
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	24,000	25,355
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	39,000	40,873
KAR Auction Services, Inc.
06/01/2025	5.125%	12,000	12,422

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	12,000	12,733
06/01/2027	4.750%	12,000	12,250
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	80,000	80,433
Kinder Morgan, Inc.
02/15/2046	5.050%	150,000	155,172
Koppers, Inc.(a)
02/15/2025	6.000%	6,000	6,435
L Brands, Inc.
11/01/2035	6.875%	15,000	14,893
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	8,000	8,360
11/01/2026	4.875%	23,000	24,176
Level 3 Financing, Inc.
02/01/2023	5.625%	6,000	6,197
05/01/2025	5.375%	28,000	29,242
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	500,000	532,507
Lithia Motors, Inc.(a)
08/01/2025	5.250%	3,000	3,146
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	10,000	10,330
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	9,000	9,554
Match Group, Inc.
06/01/2024	6.375%	25,000	27,168
MEDNAX, Inc.(a)
12/01/2023	5.250%	14,000	14,614
Meritage Homes Corp.
06/01/2025	6.000%	7,000	7,555
06/06/2027	5.125%	9,000	9,111
MetLife, Inc.
09/15/2023	4.368%	735,000	799,160
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	10,000	10,802
09/01/2026	4.500%	10,000	10,038
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
01/15/2028	4.500%	11,000	10,969
MGM Resorts International
12/15/2021	6.625%	23,000	25,704
03/15/2023	6.000%	7,000	7,679
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	11,000	10,918
Molson Coors Brewing Co.
07/15/2046	4.200%	200,000	197,206
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	31,000	33,375
MSCI, Inc.(a)
08/01/2026	4.750%	15,000	15,707
Multi-Color Corp.(a)
11/01/2025	4.875%	15,000	15,131
Navient Corp.
01/25/2022	7.250%	10,000	10,907
03/25/2024	6.125%	19,000	19,525
10/25/2024	5.875%	12,000	12,190
Netflix, Inc.
02/15/2025	5.875%	5,000	5,395
Netflix, Inc.(a)
11/15/2026	4.375%	46,000	45,131
04/15/2028	4.875%	15,000	14,926
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	16,000	16,116
NFP Corp.(a)
07/15/2025	6.875%	14,000	14,573
NGPL PipeCo LLC(a)
08/15/2022	4.375%	6,000	6,159
08/15/2027	4.875%	7,000	7,270
12/15/2037	7.768%	17,000	21,273
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	20,000	20,738
NiSource Finance Corp.
05/15/2047	4.375%	175,000	184,849
Novelis Corp.(a)
08/15/2024	6.250%	13,000	13,748
09/30/2026	5.875%	39,000	40,242
Novolex (a)
01/15/2025	6.875%	6,000	6,226
NRG Energy, Inc.
01/15/2027	6.625%	25,000	26,712
NRG Yield Operating LLC
08/15/2024	5.375%	49,000	51,123
09/15/2026	5.000%	21,000	21,732
NuStar Logistics LP
04/28/2027	5.625%	19,000	19,985
Oracle Corp.
07/15/2046	4.000%	285,000	294,876
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	24,000	25,468
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	14,000	15,435
Pacific Gas & Electric Co.
02/15/2044	4.750%	229,000	255,255

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
October 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	29,000	29,364
10/15/2027	5.625%	2,000	2,063
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	23,000	24,465
PDC Energy, Inc.
09/15/2024	6.125%	30,000	31,310
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	400,000	409,218
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	13,000	13,495
Penske Automotive Group, Inc.
12/01/2024	5.375%	17,000	17,519
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	3,000	3,201
Plains All American Pipeline LP/Finance Corp.
02/15/2045	4.900%	460,000	437,332
Post Holdings, Inc.(a)
08/15/2026	5.000%	16,000	16,087
03/01/2027	5.750%	44,000	45,786
PPL Capital Funding, Inc.
06/01/2023	3.400%	525,000	540,860
PQ Corp.(a)
11/15/2022	6.750%	24,000	25,943
PQ Corp./Eco Finance Corp.(a)
11/01/2022	8.500%	21,000	21,924
Prestige Brands, Inc.(a)
03/01/2024	6.375%	26,000	27,676
Progress Energy, Inc.
04/01/2022	3.150%	1,325,000	1,349,432
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	11,000	11,620
PTC, Inc.
05/15/2024	6.000%	26,000	28,221
Qualitytech LP/Finance Corp.
08/01/2022	5.875%	34,000	35,560
Qualitytech LP/QTS Finance Corp.(a),(b)
11/15/2025	4.750%	15,000	15,194
Quicken Loans, Inc.(a)
05/01/2025	5.750%	20,000	21,199
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	16,000	16,711
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2025	6.625%	8,000	7,819
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	33,000	35,256
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	10,000	10,078
Rockies Express Pipeline LLC(a)
04/15/2040	6.875%	2,000	2,228
RSP Permian, Inc.(a)
01/15/2025	5.250%	44,000	44,797
SBA Communications Corp.
09/01/2024	4.875%	81,000	83,392
Scientific Games International, Inc.
12/01/2022	10.000%	28,000	30,952
Scientific Games International, Inc.(a)
10/15/2025	5.000%	5,000	5,077
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	23,000	24,673
12/15/2026	5.250%	4,000	4,267
Scripps Networks Interactive, Inc.
06/15/2025	3.950%	755,000	767,556
Sempra Energy
06/15/2024	3.550%	235,000	241,831
06/15/2027	3.250%	110,000	109,334
SESI LLC(a)
09/15/2024	7.750%	3,000	3,098
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	24,000	25,284
07/15/2026	5.375%	6,000	6,303
08/01/2027	5.000%	23,000	23,250
SM Energy Co.
06/01/2025	5.625%	7,000	6,799
09/15/2026	6.750%	32,000	32,864
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	20,000	22,761
Southern Co. (The)
07/01/2046	4.400%	180,000	189,251
SP Finco LLC(a)
07/01/2025	6.750%	15,000	13,686
Spectrum Brands, Inc.
07/15/2025	5.750%	23,000	24,471
Springleaf Finance Corp.
05/15/2022	6.125%	10,000	10,554
Springs Industries, Inc.
06/01/2021	6.250%	33,000	34,050
Sprint Communications, Inc.(a)
03/01/2020	7.000%	24,000	26,011
Sprint Corp.
02/15/2025	7.625%	76,000	83,226
SPX FLOW, Inc.(a)
08/15/2026	5.875%	24,000	25,520

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Steel Dynamics, Inc.(a)
09/15/2025	4.125%	5,000	5,030
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	25,000	26,192
Symantec Corp.(a)
04/15/2025	5.000%	19,000	19,854
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	7,000	7,245
01/15/2028	5.500%	6,000	6,146
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	16,000	15,896
03/15/2024	6.750%	16,000	17,262
02/01/2027	5.375%	41,000	42,546
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	17,000	17,088
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	15,000	16,025
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2047	4.270%	180,000	186,636
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	15,000	13,822
Teleflex, Inc.
06/01/2026	4.875%	6,000	6,277
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	9,000	9,142
Tempur Sealy International, Inc.
10/15/2023	5.625%	10,000	10,570
Tenet Healthcare Corp.
06/15/2023	6.750%	19,000	17,839
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	22,000	21,659
05/01/2025	5.125%	11,000	10,686
08/01/2025	7.000%	6,000	5,504
T-Mobile USA, Inc.
01/15/2026	6.500%	57,000	63,078
TransDigm, Inc.
05/15/2025	6.500%	35,000	36,072
06/15/2026	6.375%	26,000	26,547
TriMas Corp.(a)
10/15/2025	4.875%	2,000	2,027
United Rentals North America, Inc.
10/15/2025	4.625%	5,000	5,114
09/15/2026	5.875%	10,000	10,898
05/15/2027	5.500%	21,000	22,504
01/15/2028	4.875%	24,000	24,078
01/15/2028	4.875%	7,000	7,032
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(a)
02/15/2025	5.125%	20,000	19,836
Valvoline, Inc.(a)
07/15/2024	5.500%	3,000	3,185
08/15/2025	4.375%	16,000	16,135
VeriSign, Inc.
05/01/2023	4.625%	14,000	14,436
04/01/2025	5.250%	24,000	26,082
07/15/2027	4.750%	12,000	12,370
Verizon Communications, Inc.
03/15/2055	4.672%	180,000	170,377
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	5,000	5,197
Weatherford International Ltd.
06/15/2021	7.750%	16,000	16,501
06/15/2023	8.250%	3,000	3,035
WellCare Health Plans, Inc.
04/01/2025	5.250%	25,000	26,385
WESCO Distribution, Inc.
06/15/2024	5.375%	9,000	9,470
Williams Companies, Inc. (The)
06/24/2024	4.550%	68,000	70,932
WPX Energy, Inc.
01/15/2022	6.000%	65,000	67,645
09/15/2024	5.250%	9,000	9,009
Wynn Las Vegas LLC/Capital Corp.(a)
05/15/2027	5.250%	11,000	11,201
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	49,000	51,670
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	9,000	10,164
Total			14,181,258
Virgin Islands 0.0%
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	12,000	12,433
Total Corporate Bonds & Notes (Cost $16,715,902)			17,248,740

Foreign Government Obligations(c),(d) 38.0%

Argentina 1.9%
Argentine Republic Government International Bond
04/22/2021	6.875%	300,000	327,476
04/22/2026	7.500%	500,000	565,492
Total			892,968

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
October 31, 2017
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.9%
Petrobras Global Finance BV
01/27/2021	5.375%		420,000	441,568
Canada 0.1%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%		9,000	9,152
05/01/2025	5.000%		19,000	19,317
06/01/2027	5.250%		9,000	9,166
Total				37,635
Dominican Republic 1.8%
Dominican Republic International Bond(a)
04/20/2027	8.625%		700,000	849,798
Egypt 1.0%
Egypt Government International Bond(a)
01/31/2027	7.500%		400,000	443,559
Germany 1.7%
Bundesobligation (a),(e)
04/08/2022	0.000%	EUR	650,000	772,126
Honduras 1.2%
Honduras Government International Bond(a)
03/15/2024	7.500%		500,000	566,231
Italy 0.0%
Italy Buoni Poliennali Del Tesoro
11/01/2026	7.250%	EUR	283	486
Kazakhstan 0.6%
KazMunayGas National Co. JSC(a)
07/02/2018	9.125%		250,000	261,096
Mexico 1.7%
Mexican Bonos
05/31/2029	8.500%	MXN	5,200,000	296,022
Petroleos Mexicanos
01/24/2022	4.875%		500,000	521,207
Total				817,229
Philippines 0.3%
Power Sector Assets & Liabilities Management Corp.(a)
05/27/2019	7.250%		140,000	151,113
Romania 0.2%
Romanian Government International Bond(a)
01/22/2024	4.875%		100,000	110,004
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Russian Federation 18.2%
Gazprom OAO Via Gaz Capital SA(a)
03/07/2022	6.510%		550,000	609,170
08/16/2037	7.288%		115,000	139,756
Russian Federal Bond - OFZ
04/14/2021	7.600%	RUB	451,200,000	7,782,158
Total				8,531,084
Senegal 1.4%
Senegal Government International Bond(a)
07/30/2024	6.250%		600,000	643,814
Serbia 0.4%
Serbia International Bond(a)
12/03/2018	5.875%		200,000	206,916
South Korea 1.5%
Korea Treasury Bond
06/10/2026	1.875%	KRW	800,000,000	681,957
Spain 3.0%
Spain Government Bond(a)
10/31/2025	2.150%	EUR	635,000	800,953
10/31/2044	5.150%	EUR	346,000	596,991
Total				1,397,944
United Arab Emirates 0.0%
DAE Funding LLC(a)
08/01/2024	5.000%		13,000	13,276
United Kingdom 2.1%
United Kingdom Gilt(a)
01/22/2045	3.500%	GBP	550,000	971,488
Total Foreign Government Obligations (Cost $16,691,322)				17,790,292

Residential Mortgage-Backed Securities - Non-Agency 1.1%

United States 1.1%
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2013-2 Class 1A3
11/25/2037	3.601%		503,384	498,115
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $511,096)				498,115

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
United States 0.2%
Ancestry.com Operations, Inc.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 10/19/2024	9.490%	6,706	6,857
Chesapeake Energy Corp.(g),(h)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	8.814%	22,759	24,390
DigiCert Holdings, Inc.(g),(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 09/20/2024	0.000%	14,000	14,152
Genesys Telecommunications Laboratories, Inc.(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.083%	6,965	7,008
Kronos, Inc.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 11/01/2024	9.627%	11,000	11,311
Misys Ltd.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 06/13/2025	8.567%	3,322	3,290
Serta Simmons Bedding LLC(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.312%	28,202	26,651
UFC Holdings LLC(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 08/18/2024	8.738%	2,000	2,030
Total			95,689
Total Senior Loans (Cost $94,510)			95,689

U.S. Treasury Obligations 6.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 6.3%
U.S. Treasury
02/28/2022	1.875%	2,940,000	2,931,904
Total U.S. Treasury Obligations (Cost $2,929,783)			2,931,904

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.177%(j),(k)	1,844,323	1,844,323
Total Money Market Funds (Cost $1,844,316)		1,844,323
Total Investments (Cost $44,314,654)		45,838,486
Other Assets & Liabilities, Net		972,905
Net Assets		$46,811,391

At October 31, 2017, securities and/or cash totaling $1,266,508 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
314,000 CAD	244,720 USD	Barclays	12/11/2017	1,237	—
4,056,259 USD	5,145,000 CAD	Barclays	12/11/2017	—	(66,715)
1,942,000 MXN	100,880 USD	Barclays	12/15/2017	358	—
211,326 USD	55,000,000 HUF	Barclays	12/15/2017	—	(5,163)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
October 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
296,233 USD	2,392,000 SEK	Barclays	12/15/2017	—	(9,736)
107,465 USD	150,000 NZD	BNP Paribas	12/15/2017	—	(4,902)
800,210 USD	1,020,000 AUD	Citi	12/15/2017	—	(19,892)
349,657 USD	2,200,000 DKK	Citi	12/15/2017	—	(4,353)
154,358 USD	650,000 MYR	Citi	12/15/2017	—	(621)
166,611 USD	5,500,000 THB	Citi	12/15/2017	—	(1,026)
1,900,000 EUR	2,218,603 USD	Credit Suisse	12/15/2017	—	(180)
1,514,502 USD	1,896,000 CAD	Credit Suisse	12/15/2017	—	(44,222)
12,106,183 USD	10,235,000 EUR	Credit Suisse	12/15/2017	—	(153,947)
5,279,000 AUD	4,103,483 USD	HSBC	12/11/2017	64,821	—
290,222 USD	378,000 AUD	HSBC	12/11/2017	—	(1,036)
185,000,000 JPY	1,634,450 USD	HSBC	12/15/2017	3,914	—
456,490,000 RUB	7,897,273 USD	HSBC	12/15/2017	132,181	—
9,463,898 USD	1,059,808,000 JPY	HSBC	12/15/2017	—	(123,060)
133,818 USD	1,800,000 ZAR	HSBC	12/15/2017	—	(7,478)
2,028,000 EUR	2,398,789 USD	Morgan Stanley	12/11/2017	31,155	—
137,635 USD	118,000 EUR	Morgan Stanley	12/11/2017	126	—
2,399,087 USD	19,652,000 SEK	Morgan Stanley	12/11/2017	—	(46,024)
122,588 USD	440,000 PLN	Morgan Stanley	12/15/2017	—	(1,687)
1,123,000 EUR	1,324,354 USD	Standard Chartered	12/11/2017	13,282	—
495,000 GBP	657,188 USD	Standard Chartered	12/15/2017	—	(1,140)
405,962 USD	395,000 CHF	Standard Chartered	12/15/2017	—	(8,811)
2,053,010 USD	1,548,000 GBP	Standard Chartered	12/15/2017	5,761	—
75,321 USD	85,000,000 KRW	Standard Chartered	12/15/2017	715	—
126,684 USD	1,000,000 NOK	Standard Chartered	12/15/2017	—	(4,117)
155,313 USD	210,000 SGD	Standard Chartered	12/15/2017	—	(1,195)
Total				253,550	(505,305)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Euro$	109	12/2017	USD	26,838,525	35,184	—
Australian 3-Year Bond	125	12/2017	AUD	13,948,869	33,837	—
Euro-BTP	46	12/2017	EUR	6,505,722	205,489	—
Euro-Buxl 30-Year Bond	23	12/2017	EUR	3,851,890	—	(7,066)
Long Gilt	8	12/2017	GBP	1,013,004	—	(25,528)
U.S. Treasury 10-Year Note	17	12/2017	USD	2,138,173	—	(9,403)
U.S. Treasury 5-Year Note	9	12/2017	USD	1,059,370	—	(10,003)
Total					274,510	(52,000)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Euro$	(219)	12/2018	USD	(53,696,063)	—	(151,021)
Australian 10-Year Bond	(1)	12/2017	AUD	(128,853)	729	—
Euro-Bobl	(50)	12/2017	EUR	(6,640,936)	—	(4,129)
Euro-Bund	(73)	12/2017	EUR	(11,883,496)	—	(29,450)
Euro-OAT	(8)	12/2017	EUR	(1,263,570)	—	(11,639)
Total					729	(196,239)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month STIBOR	Fixed rate of -0.268%	Receives Quarterly, Pays Annually	Morgan Stanley	05/08/2019	SEK	68,000,000	(7,610)	—	—	—	(7,610)
Fixed rate of 1.513%	3-Month CAD Canadian Bankers Acceptances (BA)	Receives Semi annually, Pays Semi annually	Morgan Stanley	06/23/2026	CAD	2,300,000	(98,666)	—	—	—	(98,666)
Fixed rate of 2.156%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	05/22/2027	USD	3,426,000	(36,266)	—	—	—	(36,266)
Fixed rate of 2.366%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	10/10/2027	USD	5,500,000	(851)	—	—	—	(851)
Fixed rate of 0.254%	6-Month JPY LIBOR-BBA	Receives Semi annually, Pays Semi annually	Morgan Stanley	07/19/2046	JPY	258,962,883	(418,225)	—	—	—	(418,225)
Total							(561,618)	—	—	—	(561,618)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Republic of South Africa	Barclays	06/20/2022	1.000	Quarterly	USD	675,000	19,781	(788)	32,284	—	—	(13,291)
Markit CDX Emerging Markets Index, Series 28	Citi	12/20/2022	1.000	Quarterly	USD	4,330,000	149,810	(5,052)	178,154	—	—	(33,396)
Total								(5,840)	210,438	—	—	(46,687)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	USD	5,050,000	(70,706)	—	—	—	(70,706)
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	USD	12,600,000	(35,857)	—	—	—	(35,857)
Markit iTraxx Europe Crossover Index, Series 28	Morgan Stanley	12/20/2022	5.000	Quarterly	EUR	4,000,000	(96,272)	—	—	—	(96,272)
Total							(202,835)	—	—	—	(202,835)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	7.306	USD	750,000	(126,150)	438	—	(89,460)	—	(36,252)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
October 31, 2017
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2017, the value of these securities amounted to $17,808,996, which represents 38.04% of net assets.
(b)	Represents a security purchased on a when-issued basis.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Zero coupon bond.
(f)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(g)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(h)	Variable rate security.
(i)	Represents a security purchased on a forward commitment basis.
(j)	The rate shown is the seven-day current annualized yield at October 31, 2017.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.177%	1,248,886	49,916,407	(49,320,970)	1,844,323	(175)	7	27,684	1,844,323
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russia Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	1,733,068	—	—	1,733,068
Commercial Mortgage-Backed Securities - Agency	—	2,065,655	—	—	2,065,655
Commercial Mortgage-Backed Securities - Non-Agency	—	1,630,700	—	—	1,630,700
Corporate Bonds & Notes	—	17,248,740	—	—	17,248,740
Foreign Government Obligations	—	17,790,292	—	—	17,790,292
Residential Mortgage-Backed Securities - Non-Agency	—	498,115	—	—	498,115
Senior Loans	—	95,689	—	—	95,689
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
U.S. Treasury Obligations	2,931,904	—	—	—	2,931,904
Money Market Funds	—	—	—	1,844,323	1,844,323
Total Investments	2,931,904	41,062,259	—	1,844,323	45,838,486
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	253,550	—	—	253,550
Futures Contracts	275,239	—	—	—	275,239
Liability
Forward Foreign Currency Exchange Contracts	—	(505,305)	—	—	(505,305)
Futures Contracts	(248,239)	—	—	—	(248,239)
Swap Contracts	—	(847,392)	—	—	(847,392)
Total	2,958,904	39,963,112	—	1,844,323	44,766,339
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$42,470,338
Investments in affiliated issuers, at cost	1,844,316
Investments in unaffiliated issuers, at value	43,994,163
Investments in affiliated issuers, at value	1,844,323
Foreign currency (identified cost $42,415)	42,478
Margin deposits on:
Futures contracts	405,948
Swap contracts	860,560
Unrealized appreciation on forward foreign currency exchange contracts	253,550
Upfront payments on swap contracts	210,438
Receivable for:
Investments sold	13,815
Capital shares sold	4,156
Dividends	2,633
Interest	325,822
Foreign tax reclaims	45,951
Variation margin for futures contracts	49,058
Variation margin for swap contracts	5,213
Expense reimbursement due from Investment Manager	956
Prepaid expenses	2,228
Total assets	48,061,292
Liabilities
Due to custodian	218,000
Unrealized depreciation on forward foreign currency exchange contracts	505,305
Unrealized depreciation on swap contracts	82,939
Upfront receipts on swap contracts	89,460
Payable for:
Investments purchased	4,493
Investments purchased on a delayed delivery basis	44,080
Capital shares purchased	142,236
Variation margin for futures contracts	11,937
Variation margin for swap contracts	20,145
Management services fees	838
Distribution and/or service fees	339
Transfer agent fees	10,585
Compensation of board members	43,743
Other expenses	75,801
Total liabilities	1,249,901
Net assets applicable to outstanding capital stock	$46,811,391
Represented by
Paid in capital	49,526,207
Excess of distributions over net investment income	(11,530)
Accumulated net realized loss	(3,176,763)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,523,825
Investments - affiliated issuers	7
Foreign currency translations	21,792
Forward foreign currency exchange contracts	(251,755)
Futures contracts	27,000
Swap contracts	(847,392)
Total - representing net assets applicable to outstanding capital stock	$46,811,391
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	23

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$42,882,756
Shares outstanding	7,541,362
Net asset value per share	$5.69
Maximum offering price per share(a)	$5.97
Class C
Net assets	$1,583,397
Shares outstanding	286,154
Net asset value per share	$5.53
Class K
Net assets	$58,839
Shares outstanding	10,307
Net asset value per share	$5.71
Class R
Net assets	$20,117
Shares outstanding	3,570
Net asset value per share	$5.64
Class T(b)
Net assets	$28,919
Shares outstanding	5,087
Net asset value per share(c)	$5.69
Maximum offering price per share(d)	$5.84
Class Y
Net assets	$986,319
Shares outstanding	173,149
Net asset value per share	$5.70
Class Z
Net assets	$1,251,044
Shares outstanding	218,411
Net asset value per share	$5.73

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Bond Fund | Annual Report 2017

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$27,684
Interest	2,587,626
Total income	2,615,310
Expenses:
Management services fees	404,963
Distribution and/or service fees
Class A	141,840
Class B(a)	1,310
Class C	19,708
Class R	140
Class T(b)	91
Transfer agent fees
Class A	138,051
Class B(a)	333
Class C	4,788
Class I(c)	1
Class K	44
Class R	69
Class T(b)	88
Class Y	21
Class Z	7,839
Plan administration fees
Class K	160
Compensation of board members	14,923
Custodian fees	51,430
Printing and postage fees	32,301
Registration fees	113,065
Audit fees	47,671
Legal fees	7,579
Compensation of chief compliance officer	18
Other	13,966
Total expenses	1,000,399
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(338,780)
Expense reduction	(40)
Total net expenses	661,579
Net investment income	1,953,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	25

Statement of Operations  (continued)
Year Ended October 31, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(536,584)
Investments — affiliated issuers	(175)
Foreign currency translations	(7,980)
Forward foreign currency exchange contracts	(1,755,913)
Futures contracts	376,300
Options purchased	(87,500)
Swap contracts	(1,662,129)
Net realized loss	(3,673,981)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,519,801
Investments — affiliated issuers	7
Foreign currency translations	29,160
Forward foreign currency exchange contracts	(669,614)
Futures contracts	(298,645)
Options purchased	87,450
Swap contracts	(615,495)
Net change in unrealized appreciation (depreciation)	52,664
Net realized and unrealized loss	(3,621,317)
Net decrease in net assets resulting from operations	$(1,667,586)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$1,953,731	$2,467,289
Net realized loss	(3,673,981)	(6,278,665)
Net change in unrealized appreciation (depreciation)	52,664	5,035,543
Net increase (decrease) in net assets resulting from operations	(1,667,586)	1,224,167
Decrease in net assets from capital stock activity	(28,992,859)	(19,064,271)
Total decrease in net assets	(30,660,445)	(17,840,104)
Net assets at beginning of year	77,471,836	95,311,940
Net assets at end of year	$46,811,391	$77,471,836
Excess of distributions over net investment income	$(11,530)	$(668,704)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2017	27

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	215,900	1,222,286	406,575	2,345,644
Redemptions	(5,123,409)	(28,907,203)	(3,553,136)	(20,472,211)
Net decrease	(4,907,509)	(27,684,917)	(3,146,561)	(18,126,567)
Class B(a)
Subscriptions	1,468	8,144	—	—
Redemptions (b)	(47,777)	(270,386)	(89,541)	(512,025)
Net decrease	(46,309)	(262,242)	(89,541)	(512,025)
Class C
Subscriptions	14,512	79,031	33,806	191,737
Redemptions	(145,741)	(805,594)	(127,466)	(723,119)
Net decrease	(131,229)	(726,563)	(93,660)	(531,382)
Class I(c)
Redemptions	(1,638)	(9,197)	—	—
Net decrease	(1,638)	(9,197)	—	—
Class K
Subscriptions	570	3,236	540	3,127
Redemptions	(3,053)	(17,061)	(855)	(4,853)
Net decrease	(2,483)	(13,825)	(315)	(1,726)
Class R
Subscriptions	746	4,149	1,159	6,667
Redemptions	(4,720)	(26,011)	(1,583)	(8,845)
Net decrease	(3,974)	(21,862)	(424)	(2,178)
Class T(d)
Redemptions	(2,271)	(12,904)	(1,954)	(11,271)
Net decrease	(2,271)	(12,904)	(1,954)	(11,271)
Class Y(c)
Subscriptions	173,799	1,007,399	—	—
Redemptions	(2,257)	(12,983)	—	—
Net increase	171,542	994,416	—	—
Class Z
Subscriptions	1,180,523	6,622,638	97,350	576,008
Redemptions	(1,378,915)	(7,878,403)	(77,622)	(455,130)
Net increase (decrease)	(198,392)	(1,255,765)	19,728	120,878
Total net decrease	(5,122,263)	(28,992,859)	(3,312,727)	(19,064,271)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Bond Fund | Annual Report 2017

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Columbia Global Bond Fund | Annual Report 2017	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
10/31/2017	$5.80	0.18	(0.29)	(0.11)	—	—
10/31/2016	$5.72	0.17	(0.09)	0.08	—	—
10/31/2015	$6.31	0.21	(0.61)	(0.40)	(0.04)	(0.15)
10/31/2014	$6.41	0.17	(0.16)	0.01	(0.01)	(0.10)
10/31/2013	$7.22	0.16	(0.49)	(0.33)	(0.46)	(0.02)
Class C
10/31/2017	$5.69	0.13	(0.29)	(0.16)	—	—
10/31/2016	$5.65	0.12	(0.08)	0.04	—	—
10/31/2015	$6.24	0.16	(0.60)	(0.44)	—	(0.15)
10/31/2014	$6.38	0.12	(0.16)	(0.04)	(0.00) (d)	(0.10)
10/31/2013	$7.19	0.11	(0.48)	(0.37)	(0.42)	(0.02)
Class K
10/31/2017	$5.82	0.19	(0.30)	(0.11)	—	—
10/31/2016	$5.73	0.17	(0.08)	0.09	—	—
10/31/2015	$6.32	0.21	(0.60)	(0.39)	(0.05)	(0.15)
10/31/2014	$6.42	0.18	(0.17)	0.01	(0.01)	(0.10)
10/31/2013	$7.23	0.17	(0.49)	(0.32)	(0.47)	(0.02)
Class R
10/31/2017	$5.76	0.16	(0.28)	(0.12)	—	—
10/31/2016	$5.69	0.15	(0.08)	0.07	—	—
10/31/2015	$6.28	0.20	(0.61)	(0.41)	(0.03)	(0.15)
10/31/2014	$6.40	0.16	(0.17)	(0.01)	(0.01)	(0.10)
10/31/2013	$7.20	0.14	(0.47)	(0.33)	(0.45)	(0.02)
Class T(e)
10/31/2017	$5.80	0.18	(0.29)	(0.11)	—	—
10/31/2016	$5.72	0.17	(0.09)	0.08	—	—
10/31/2015	$6.31	0.21	(0.61)	(0.40)	(0.04)	(0.15)
10/31/2014	$6.41	0.17	(0.16)	0.01	(0.01)	(0.10)
10/31/2013	$7.22	0.17	(0.51)	(0.34)	(0.45)	(0.02)
Class Y
10/31/2017	$5.80	0.18	(0.28)	(0.10)	—	—
10/31/2016	$5.70	0.19	(0.09)	0.10	—	—
10/31/2015	$6.29	0.23	(0.60)	(0.37)	(0.07)	(0.15)
10/31/2014	$6.37	0.20	(0.16)	0.04	(0.02)	(0.10)
10/31/2013 (f)	$7.20	0.18	(0.50)	(0.32)	(0.49)	(0.02)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Global Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$5.69	(1.90%)	1.59%	1.05% (c)	3.14%	66%	$42,883
—	$5.80	1.40%	1.44%	1.08% (c)	2.88%	129%	$72,222
(0.19)	$5.72	(6.41%)	1.37%	1.08% (c)	3.48%	90%	$89,178
(0.11)	$6.31	0.19%	1.36%	1.08% (c)	2.69%	62%	$121,977
(0.48)	$6.41	(4.89%)	1.33%	1.10% (c)	2.37%	47%	$158,471

—	$5.53	(2.81%)	2.34%	1.80% (c)	2.39%	66%	$1,583
—	$5.69	0.71%	2.19%	1.83% (c)	2.13%	129%	$2,374
(0.15)	$5.65	(7.14%)	2.12%	1.83% (c)	2.72%	90%	$2,889
(0.10)	$6.24	(0.64%)	2.11%	1.83% (c)	1.94%	62%	$4,319
(0.44)	$6.38	(5.53%)	2.08%	1.85% (c)	1.62%	47%	$6,331

—	$5.71	(1.89%)	1.43%	0.94%	3.27%	66%	$59
—	$5.82	1.57%	1.26%	0.96%	3.01%	129%	$74
(0.20)	$5.73	(6.25%)	1.18%	0.96%	3.53%	90%	$75
(0.11)	$6.32	0.23%	1.13%	0.93%	2.85%	62%	$121
(0.49)	$6.42	(4.73%)	1.08%	0.95%	2.48%	47%	$153

—	$5.64	(2.08%)	1.83%	1.31% (c)	2.88%	66%	$20
—	$5.76	1.23%	1.69%	1.33% (c)	2.65%	129%	$43
(0.18)	$5.69	(6.70%)	1.62%	1.33% (c)	3.31%	90%	$45
(0.11)	$6.28	(0.19%)	1.62%	1.34% (c)	2.46%	62%	$32
(0.47)	$6.40	(4.98%)	1.58%	1.34% (c)	2.16%	47%	$5

—	$5.69	(1.90%)	1.59%	1.05% (c)	3.15%	66%	$29
—	$5.80	1.40%	1.43%	1.08% (c)	2.88%	129%	$43
(0.19)	$5.72	(6.40%)	1.37%	1.08% (c)	3.49%	90%	$53
(0.11)	$6.31	0.19%	1.36%	1.08% (c)	2.69%	62%	$90
(0.47)	$6.41	(5.04%)	1.36%	1.13% (c)	2.38%	47%	$124

—	$5.70	(1.72%)	1.12%	0.64%	3.38%	66%	$986
—	$5.80	1.75%	0.96%	0.66%	3.32%	129%	$9
(0.22)	$5.70	(5.99%)	0.89%	0.66%	3.92%	90%	$9
(0.12)	$6.29	0.63%	0.83%	0.64%	3.15%	62%	$10
(0.51)	$6.37	(4.75%)	0.79% (g)	0.64% (g)	2.86% (g)	47%	$2
Columbia Global Bond Fund | Annual Report 2017	31

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
10/31/2017	$5.83	0.19	(0.29)	(0.10)	—	—
10/31/2016	$5.73	0.18	(0.08)	0.10	—	—
10/31/2015	$6.32	0.22	(0.60)	(0.38)	(0.06)	(0.15)
10/31/2014	$6.42	0.19	(0.18)	0.01	(0.01)	(0.10)
10/31/2013	$7.22	0.17	(0.47)	(0.30)	(0.48)	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(f)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Global Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$5.73	(1.72%)	1.36%	0.80% (c)	3.42%	66%	$1,251
—	$5.83	1.75%	1.19%	0.83% (c)	3.15%	129%	$2,430
(0.21)	$5.73	(6.15%)	1.12%	0.83% (c)	3.68%	90%	$2,275
(0.11)	$6.32	0.26%	1.11%	0.83% (c)	2.94%	62%	$3,469
(0.50)	$6.42	(4.50%)	1.08%	0.84% (c)	2.65%	47%	$3,264
Columbia Global Bond Fund | Annual Report 2017	33

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
34	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Global Bond Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
October 31, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its
36	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option
Columbia Global Bond Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
October 31, 2017
contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are
38	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Global Bond Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
October 31, 2017
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront payments on swap contracts	210,438
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	253,550
Interest rate risk	Net assets — unrealized appreciation on futures contracts	275,239*
Total		739,227

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	285,774*
Credit risk	Upfront receipts on swap contracts	89,460
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	505,305
Interest rate risk	Net assets — unrealized depreciation on futures contracts	248,239*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	561,618*
Total		1,690,396

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
40	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,350,118)	(1,350,118)
Foreign exchange risk	(1,755,913)	—	—	—	(1,755,913)
Interest rate risk	—	376,300	(87,500)	(312,011)	(23,211)
Total	(1,755,913)	376,300	(87,500)	(1,662,129)	(3,129,242)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(249,739)	(249,739)
Foreign exchange risk	(669,614)	—	—	—	(669,614)
Interest rate risk	—	(298,645)	87,450	(365,756)	(576,951)
Total	(669,614)	(298,645)	87,450	(615,495)	(1,496,304)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	73,986,623
Futures contracts — short	67,843,249
Credit default swap contracts — buy protection	20,719,259
Credit default swap contracts — sell protection	3,237,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,175,360	(696,941)
Interest rate swap contracts	87,028	(611,018)

*	Based on the ending quarterly outstanding amounts for the year ended October 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Global Bond Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
October 31, 2017
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2017:
	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	Standard Chartered($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	5,213	-	5,213
Forward foreign currency exchange contracts	1,595	-	-	-	-	200,916	31,281	-	19,758	253,550
OTC credit default swap contracts (c)	18,993	-	144,758	-	-	-	-	-	-	163,751
Total assets	20,588	-	144,758	-	-	200,916	31,281	5,213	19,758	422,514
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	18,243	-	18,243
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	1,902	-	1,902
Forward foreign currency exchange contracts	81,614	4,902	25,892	198,349	-	131,574	47,711	-	15,263	505,305
OTC credit default swap contracts (c)	-	-	-	-	125,712	-	-	-	-	125,712
Total liabilities	81,614	4,902	25,892	198,349	125,712	131,574	47,711	20,145	15,263	651,162
Total financial and derivative net assets	(61,026)	(4,902)	118,866	(198,349)	(125,712)	69,342	(16,430)	(14,932)	4,495	(228,648)
Total collateral received (pledged) (d)	-	-	-	-	-	-	-	(14,932)	-	(14,932)
Net amount (e)	(61,026)	(4,902)	118,866	(198,349)	(125,712)	69,342	(16,430)	-	4,495	(213,716)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
42	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Columbia Global Bond Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
October 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.65% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
44	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2017, other expenses paid by the Fund to this company were $1,064.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K shares and Class I and Class Y shares did not pay transfer agency fees.
Columbia Global Bond Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
October 31, 2017
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.24
Class B	0.19 (a),(b)
Class C	0.24
Class I	0.01 (b),(c)
Class K	0.07
Class R	0.25
Class T	0.24
Class Y	0.02
Class Z	0.24

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $68,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	9,620
Class C	42
46	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.04%	1.08%
Class C	1.79	1.83
Class K	0.935	0.96
Class R	1.29	1.33
Class T	1.04	1.08
Class Y	0.635	0.66
Class Z	0.79	0.83
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,296,557)	3,066,464	(1,769,907)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
For the years ended October 31, 2017 and October 31, 2016, there were no distributions.
Columbia Global Bond Fund | Annual Report 2017	47

Notes to Financial Statements  (continued)
October 31, 2017
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(3,077,136)	383,548
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
44,382,790	2,027,644	(1,644,096)	383,548
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	1,261,417	1,815,719	3,077,136	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $38,017,598 and $68,508,725, respectively, for the year ended October 31, 2017, of which $11,707,322 and $15,882,159, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is
48	Columbia Global Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
Columbia Global Bond Fund | Annual Report 2017	49

Notes to Financial Statements  (continued)
October 31, 2017
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2017, affiliated shareholders of record owned 84.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
50	Columbia Global Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Global Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Bond Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, agent banks, and transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
Columbia Global Bond Fund | Annual Report 2017	51

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Foreign source income	Foreign source income per share
$1,570,632	$0.19
52	Columbia Global Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Global Bond Fund | Annual Report 2017	53

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
54	Columbia Global Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	123	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Global Bond Fund | Annual Report 2017	55

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
56	Columbia Global Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Bond Fund | Annual Report 2017	57

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
58	Columbia Global Bond Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to management teams) had been taken to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Columbia Global Bond Fund | Annual Report 2017	59

Approval of Management Agreement  (continued)
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
60	Columbia Global Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Global Bond Fund | Annual Report 2017	61

Columbia Global Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN153_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia Absolute Return Currency and Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Absolute Return Currency and Income Fund   |  Annual Report 2017

Columbia Absolute Return Currency and Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return.
Portfolio management
Nicholas Pifer, CFA
Co-manager
Managed Fund since 2006
Timothy Flanagan, CFA
Co-manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/15/06	-5.38	2.86	1.66
	Including sales charges		-8.24	2.23	1.35
Class C	Excluding sales charges	06/15/06	-6.16	2.07	0.89
	Including sales charges		-7.07	2.07	0.89
Class R4*		03/19/13	-5.25	3.10	1.78
Class R5*		06/25/14	-5.14	3.07	1.76
Class T	Excluding sales charges	12/01/06	-5.40	2.81	1.61
	Including sales charges		-7.76	2.30	1.35
Class Y*		02/28/13	-5.08	3.23	1.84
Class Z*		09/27/10	-5.15	3.11	1.87
FTSE One-Month U.S. Treasury Bill Index			0.67	0.18	0.32
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index, an unmanaged index, that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Currency and Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at October 31, 2017)
Asset-Backed Securities — Non-Agency	1.3
Money Market Funds(a)	98.7
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $53.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at October 31, 2017)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Absolute Return Currency and Income Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Notional market value (in USD) of forward foreign currency contracts exposure (% of net assets) (at October 31, 2017)
Currencies Long
New Zealand Dollar	113.7
Japanese Yen	64.5
Norwegian Krone	62.7
Swedish Krona	57.5
British Pound	42.7
Canadian Dollar	34.3
Euro	0.0 (a)
Currencies Short
Norwegian Krone	(10.1)
New Zealand Dollar	(23.5)
Swiss Franc	(34.3)
British Pound	(43.0)
Japanese Yen	(63.5)
Euro	(87.1)
Swedish Krona	(111.0)

(a)	Rounds to zero.
4	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Manager Discussion of Fund Performance
At October 31, 2017, approximately 44.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended October 31, 2017, the Fund’s Class A shares returned -5.38% excluding sales charges. The Fund underperformed its benchmark, the FTSE One-Month U.S. Treasury Bill Index, which returned 0.67% for the same time period. Negative total returns were generated primarily by our proprietary quantitative currency model.
Currency positioning dampened Fund results
We use a two-part investment process to seek to achieve the Fund’s investment objective. The first component consists of investments in primarily high quality, short-term fixed-income securities with minimal interest rate risk. This component seeks to build a base of consistent income, at least in normal interest rate environments. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.
During the period, we generated negative total returns from our proprietary quantitative currency model. The Fund’s positioning in the Swedish krona, Norwegian krone, euro and New Zealand dollar detracted from the Fund’s results for the 12 months ended October 31, 2017. Positioning in the Swiss franc also detracted, albeit more modestly. Positioning in the Australian dollar, Canadian dollar, British pound and Japanese yen contributed positively to the Fund’s performance. From a factor perspective, performance disappointed, with nearly all factors detracting from results given the considerable “noise” during the period on the political front. Signals from the interest rate market-based factors were responsible for most of the negative return during the period. The technical factor was the best performing factor in the model during the period, and was able to take advantage of the wide oscillations in the market. We also generated small incremental returns from the Fund’s investment in short-term fixed-income securities, reflecting the unusually low interest rate environment that persisted.
Quantitative model drove currency position changes
We typically run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our present view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed, but fully integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.
Derivative positions in the Fund
The Fund’s proprietary quantitative currency model is implemented through the use of short-term currency forwards. The notional value of these forwards varies over time but typically exceeds the net asset value of the Fund. (Notional value is the principal value of an asset, excluding factors such as inflation, depreciation or other forms of impairment.) This increases the volatility of the Fund as we seek to increase the Fund’s potential for return over time. These currency forwards, which are held for investment purposes, generated losses during the period.
The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund’s forward foreign currency contracts requires little cash outlay, the Fund’s assets will consist primarily of short-term investment-grade U.S. dollar-denominated securities (if unrated, securities will be of comparable quality as determined by the investment manager). At the end of the period, a majority of the underlying portfolio was invested in Columbia Short-Term Cash Fund in an effort to reduce volatility.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s long and short exposures to currencies, including foreign currencies, subject the Fund to substantial exposure to currency fluctuations, which can be highly volatile. Numerous factors can impact the value of a country’s currency, including interest rates, inflation, and political, market, economic, social and other conditions such as the perceived or actual ability or willingness of a sovereign or its instrumentalities to provide support for the sovereign’s currency. Volatility of currency fluctuations can result in large one-time fund gains or losses (e.g., the dramatic one-time appreciation of the Swiss franc in early 2015), and any gains may not be sustainable. As part of its principal investment strategies, the Fund utilizes leverage, created through investments in derivatives, in particular cash-settled forward foreign currency contracts, which allows the Fund to obtain currency exposures substantially in excess of the Funds net assets. Thus, the Fund’s use of leverage magnifies its exposure to currency risk, making the Fund’s net asset value (NAV) and corresponding NAV per share more volatile and thus resulting in increased volatility of returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential. Foreign-currency-related tax risk exists on gains from some of the Fund’s foreign-currency-denominated positions, which may not be treated by the IRS (including retroactively) as “qualifying income,” which could have negative tax consequences. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Funds income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. The Fund expects to utilize leverage, created through investments in cash-settled forwards, as part of its investment strategies. Leverage has the effect of increasing the Fund’s volatility. And, the Fund may have substantial exposure to currency fluctuations that are magnified due to the high notional value of the Fund’s currency exposures. The aggregate net notional values of the currency exposures are expected to be substantially greater than the Fund’s net asset value (NAV). Accordingly, the Fund’s NAV (and corresponding NAV per share) will be more volatile and thus result in increased volatility of returns. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	919.10	1,016.61	8.51	8.94	1.74
Class C	1,000.00	1,000.00	915.50	1,012.79	12.15	12.77	2.49
Class R4	1,000.00	1,000.00	920.50	1,017.84	7.34	7.71	1.50
Class R5	1,000.00	1,000.00	920.10	1,018.24	6.95	7.30	1.42
Class T (formerly Class W)	1,000.00	1,000.00	919.60	1,016.61	8.51	8.94	1.74
Class Y	1,000.00	1,000.00	920.90	1,018.50	6.71	7.05	1.37
Class Z	1,000.00	1,000.00	920.50	1,017.89	7.29	7.66	1.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	7

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 1.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northstar Education Finance, Inc.(a)
Series 2007-1 Class A2
3-month USD LIBOR + 0.750% 01/29/2046	2.128%	750,000	723,984
Total Asset-Backed Securities — Non-Agency (Cost $746,953)			723,984

Money Market Funds 102.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.177%(b),(c)	53,613,664	53,613,664
Total Money Market Funds (Cost $53,613,398)		53,613,664
Total Investments (Cost: $54,360,351)		54,337,648
Other Assets & Liabilities, Net		(1,943,679)
Net Assets		52,393,969
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
16,904,000 GBP	22,475,812 USD	BNP Paribas	11/29/2017	7,117	—
33,000 GBP	43,581 USD	BNP Paribas	11/29/2017	—	(283)
22,348,265 USD	16,937,000 GBP	BNP Paribas	11/29/2017	164,293	—
471,747,000 SEK	58,153,859 USD	Citi	11/29/2017	1,717,027	—
17,969,080 USD	23,063,000 CAD	Citi	11/29/2017	—	(88,179)
30,114,590 USD	246,553,000 SEK	Citi	11/29/2017	—	(618,546)
2,886,067,000 JPY	25,467,309 USD	Deutsche Bank	11/29/2017	55,339	—
887,399,000 JPY	7,811,473 USD	Deutsche Bank	11/29/2017	—	(2,121)
97,498 USD	11,076,000 JPY	Deutsche Bank	11/29/2017	27	—
33,706,075 USD	3,762,390,000 JPY	Deutsche Bank	11/29/2017	—	(578,035)
17,710,000 NZD	12,331,207 USD	HSBC	11/29/2017	218,629	—
59,593,806 USD	83,272,000 NZD	HSBC	11/29/2017	—	(2,640,750)
17,942,000 CHF	17,993,100 USD	Morgan Stanley	11/29/2017	—	(24,002)
42,142,000 NOK	5,274,505 USD	Morgan Stanley	11/29/2017	111,740	—
10,381,263 USD	84,843,000 NOK	Morgan Stanley	11/29/2017	12,748	—
22,494,823 USD	177,361,000 NOK	Morgan Stanley	11/29/2017	—	(766,544)
36,005,000 EUR	42,551,488 USD	Standard Chartered	11/29/2017	548,542	—
2,648,000 EUR	3,078,962 USD	Standard Chartered	11/29/2017	—	(10,159)
15,116 USD	13,000 EUR	Standard Chartered	11/29/2017	50	—
Total				2,835,512	(4,728,619)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.177%	66,611,700	58,988,493	(71,986,529)	53,613,664	(133)	0	512,517	53,613,664
Currency Legend
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	723,984	—	—	723,984
Money Market Funds	—	—	—	53,613,664	53,613,664
Total Investments	—	723,984	—	53,613,664	54,337,648
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,835,512	—	—	2,835,512
Liability
Forward Foreign Currency Exchange Contracts	—	(4,728,619)	—	—	(4,728,619)
Total	—	(1,169,123)	—	53,613,664	52,444,541
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$746,953
Investments in affiliated issuers, at cost	53,613,398
Investments in unaffiliated issuers, at value	723,984
Investments in affiliated issuers, at value	53,613,664
Unrealized appreciation on forward foreign currency exchange contracts	2,835,512
Receivable for:
Capital shares sold	24,248
Dividends	52,954
Interest	89
Prepaid expenses	2,228
Total assets	57,252,679
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,728,619
Payable for:
Capital shares purchased	49,607
Management services fees	1,402
Distribution and/or service fees	133
Transfer agent fees	3,708
Compensation of board members	32,165
Other expenses	43,076
Total liabilities	4,858,710
Net assets applicable to outstanding capital stock	$52,393,969
Represented by
Paid in capital	54,712,156
Excess of distributions over net investment income	(320,273)
Accumulated net realized loss	(82,104)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(22,969)
Investments - affiliated issuers	266
Forward foreign currency exchange contracts	(1,893,107)
Total - representing net assets applicable to outstanding capital stock	$52,393,969
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$9,510,469
Shares outstanding	973,886
Net asset value per share	$9.77
Maximum offering price per share(a)	$10.07
Class C
Net assets	$2,455,103
Shares outstanding	269,705
Net asset value per share	$9.10
Class R4
Net assets	$1,889,449
Shares outstanding	187,441
Net asset value per share	$10.08
Class R5
Net assets	$1,761,185
Shares outstanding	173,645
Net asset value per share	$10.14
Class T(b)
Net assets	$52,441
Shares outstanding	5,396
Net asset value per share	$9.72
Maximum offering price per share(c)	$9.97
Class Y
Net assets	$24,440,784
Shares outstanding	2,413,206
Net asset value per share	$10.13
Class Z
Net assets	$12,284,538
Shares outstanding	1,218,927
Net asset value per share	$10.08

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$512,517
Interest	14,129
Total income	526,646
Expenses:
Management services fees	591,690
Distribution and/or service fees
Class A	36,920
Class B(a)	116
Class C	30,797
Class T(b)	157
Transfer agent fees
Class A	21,148
Class B(a)	17
Class C	4,397
Class I(c)	669
Class R4	1,519
Class R5	1,386
Class T(b)	89
Class Y	1,531
Class Z	20,397
Compensation of board members	15,176
Custodian fees	5,299
Printing and postage fees	20,161
Registration fees	113,939
Audit fees	38,840
Legal fees	7,579
Compensation of chief compliance officer	14
Other	13,888
Total expenses	925,729
Net investment loss	(399,083)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	23,924
Investments — affiliated issuers	(133)
Foreign currency translations	(220,579)
Forward foreign currency exchange contracts	(481,505)
Net realized loss	(678,293)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,253
Investments — affiliated issuers	266
Forward foreign currency exchange contracts	(1,939,338)
Net change in unrealized appreciation (depreciation)	(1,911,819)
Net realized and unrealized loss	(2,590,112)
Net decrease in net assets resulting from operations	$(2,989,195)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment loss	$(399,083)	$(713,098)
Net realized gain (loss)	(678,293)	2,244,954
Net change in unrealized appreciation (depreciation)	(1,911,819)	221,000
Net increase (decrease) in net assets resulting from operations	(2,989,195)	1,752,856
Distributions to shareholders
Net investment income
Class A	—	(861,209)
Class B(a)	—	(2,086)
Class C	—	(109,871)
Class I(b)	—	(1,215,601)
Class R4	—	(17,685)
Class R5	—	(15,968)
Class T(c)	—	(3,542)
Class Y	—	(566)
Class Z	—	(419,730)
Net realized gains
Class A	(496,866)	(1,727,785)
Class B(a)	(808)	(4,987)
Class C	(80,266)	(262,698)
Class I(b)	(728,412)	(2,254,954)
Class R4	(18,039)	(33,743)
Class R5	(94,357)	(29,977)
Class T(c)	(1,610)	(7,106)
Class Y	(313)	(1,051)
Class Z	(314,080)	(799,217)
Return of capital
Class A	(8,753)	—
Class B(a)	(14)	—
Class C	(1,414)	—
Class I(b)	(12,869)	—
Class R4	(318)	—
Class R5	(1,662)	—
Class T(c)	(28)	—
Class Y	(6)	—
Class Z	(5,535)	—
Total distributions to shareholders	(1,765,350)	(7,767,776)
Increase (decrease) in net assets from capital stock activity	(9,633,052)	18,035,854
Total increase (decrease) in net assets	(14,387,597)	12,020,934
Net assets at beginning of year	66,781,566	54,760,632
Net assets at end of year	$52,393,969	$66,781,566
Excess of distributions over net investment income	$(320,273)	$(26,263)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	402,875	4,296,129	1,328,009	14,435,631
Distributions reinvested	47,674	494,863	245,434	2,559,874
Redemptions	(1,424,694)	(15,113,865)	(946,157)	(9,939,991)
Net increase (decrease)	(974,145)	(10,322,873)	627,286	7,055,514
Class B(a)
Subscriptions	504	5,018	—	—
Distributions reinvested	60	582	572	5,647
Redemptions (b)	(4,071)	(38,981)	(2,361)	(23,647)
Net decrease	(3,507)	(33,381)	(1,789)	(18,000)
Class C
Subscriptions	97,663	981,303	144,678	1,474,895
Distributions reinvested	7,909	77,030	36,986	364,678
Redemptions	(153,966)	(1,488,133)	(92,020)	(910,496)
Net increase (decrease)	(48,394)	(429,800)	89,644	929,077
Class I(c)
Subscriptions	33,826	382,261	47,938	523,254
Distributions reinvested	68,926	740,956	321,492	3,468,903
Redemptions	(2,516,318)	(27,907,112)	(232,289)	(2,607,227)
Net increase (decrease)	(2,413,566)	(26,783,895)	137,141	1,384,930
Class R4
Subscriptions	153,337	1,684,647	20,944	229,539
Distributions reinvested	1,687	18,054	4,639	49,824
Redemptions	(21,808)	(230,802)	(1,759)	(19,090)
Net increase	133,216	1,471,899	23,824	260,273
Class R5
Subscriptions	261,221	2,864,698	296,755	3,268,026
Distributions reinvested	8,895	95,710	4,110	44,345
Redemptions	(415,696)	(4,492,764)	(13,411)	(150,122)
Net increase (decrease)	(145,580)	(1,532,356)	287,454	3,162,249
Class T(d)
Distributions reinvested	131	1,354	869	9,025
Redemptions	(1,330)	(13,851)	(1,302)	(13,688)
Net decrease	(1,199)	(12,497)	(433)	(4,663)
Class Y(c)
Subscriptions	2,484,581	27,405,366	—	—
Redemptions	(72,405)	(770,509)	—	—
Net increase	2,412,176	26,634,857	—	—
Class Z
Subscriptions	1,102,716	12,131,217	1,602,635	17,474,134
Distributions reinvested	18,178	194,323	81,839	878,129
Redemptions	(1,021,649)	(10,950,546)	(1,211,088)	(13,085,789)
Net increase	99,245	1,374,994	473,386	5,266,474
Total net increase (decrease)	(941,754)	(9,633,052)	1,636,513	18,035,854

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class A
10/31/2017	$10.59	(0.09)	(0.46)	(0.55)	—	(0.26)	(0.01)
10/31/2016	$11.83	(0.14)	0.43	0.29	(0.51)	(1.02)	—
10/31/2015	$9.64	(0.16)	2.35	2.19	—	—	—
10/31/2014	$9.75	(0.14)	0.03 (c)	(0.11)	—	—	—
10/31/2013	$10.21	(0.13)	(0.09)	(0.22)	—	(0.24)	—
Class C
10/31/2017	$9.94	(0.16)	(0.44)	(0.60)	—	(0.24)	(0.00) (d)
10/31/2016	$11.19	(0.20)	0.40	0.20	(0.43)	(1.02)	—
10/31/2015	$9.19	(0.23)	2.23	2.00	—	—	—
10/31/2014	$9.36	(0.20)	0.03 (c)	(0.17)	—	—	—
10/31/2013	$9.89	(0.20)	(0.09)	(0.29)	—	(0.24)	—
Class R4
10/31/2017	$10.93	(0.05)	(0.51)	(0.56)	—	(0.28)	(0.01)
10/31/2016	$12.15	(0.11)	0.45	0.34	(0.54)	(1.02)	—
10/31/2015	$9.87	(0.14)	2.42	2.28	—	—	—
10/31/2014	$9.97	(0.12)	0.02 (c)	(0.10)	—	—	—
10/31/2013 (e)	$10.28	(0.06)	(0.25)	(0.31)	—	—	—
Class R5
10/31/2017	$10.99	(0.06)	(0.49)	(0.55)	—	(0.29)	(0.01)
10/31/2016	$12.22	(0.10)	0.43	0.33	(0.54)	(1.02)	—
10/31/2015	$9.92	(0.13)	2.43	2.30	—	—	—
10/31/2014 (g)	$9.78	(0.04)	0.18 (c)	0.14	—	—	—
Class T(h)
10/31/2017	$10.54	(0.09)	(0.46)	(0.55)	—	(0.26)	(0.01)
10/31/2016	$11.78	(0.14)	0.43	0.29	(0.51)	(1.02)	—
10/31/2015	$9.60	(0.16)	2.34	2.18	—	—	—
10/31/2014	$9.71	(0.14)	0.03 (c)	(0.11)	—	—	—
10/31/2013	$10.19	(0.12)	(0.12)	(0.24)	—	(0.24)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$9.77	(5.38%)	1.70%	1.70%	(0.89%)	0%	$9,510
(1.53)	$10.59	2.64%	1.68%	1.68%	(1.27%)	0%	$20,632
—	$11.83	22.72%	1.76%	1.67%	(1.51%)	0%	$15,622
—	$9.64	(1.13%)	1.77%	1.66%	(1.50%)	0%	$12,068
(0.24)	$9.75	(2.28%)	1.68%	1.48%	(1.29%)	0%	$20,050

(0.24)	$9.10	(6.16%)	2.46%	2.46%	(1.60%)	0%	$2,455
(1.45)	$9.94	1.87%	2.43%	2.43%	(2.03%)	0%	$3,163
—	$11.19	21.76%	2.51%	2.42%	(2.26%)	0%	$2,556
—	$9.19	(1.82%)	2.52%	2.41%	(2.25%)	0%	$1,256
(0.24)	$9.36	(3.08%)	2.42%	2.23%	(2.05%)	0%	$2,374

(0.29)	$10.08	(5.25%)	1.49%	1.49%	(0.49%)	0%	$1,889
(1.56)	$10.93	2.99%	1.43%	1.43%	(1.03%)	0%	$592
—	$12.15	23.10%	1.52%	1.43%	(1.26%)	0%	$369
—	$9.87	(1.00%)	1.54%	1.41%	(1.25%)	0%	$10
—	$9.97	(3.02%)	1.19% (f)	1.19% (f)	(1.03%) (f)	0%	$2

(0.30)	$10.14	(5.14%)	1.38%	1.38%	(0.52%)	0%	$1,761
(1.56)	$10.99	2.97%	1.35%	1.35%	(0.94%)	0%	$3,509
—	$12.22	23.18%	1.45%	1.35%	(1.19%)	0%	$388
—	$9.92	1.43%	1.46% (f)	1.33% (f)	(1.08%) (f)	0%	$10

(0.27)	$9.72	(5.40%)	1.71%	1.71%	(0.85%)	0%	$52
(1.53)	$10.54	2.66%	1.67%	1.67%	(1.28%)	0%	$70
—	$11.78	22.71%	1.75%	1.67%	(1.51%)	0%	$83
—	$9.60	(1.13%)	1.77%	1.66%	(1.50%)	0%	$86
(0.24)	$9.71	(2.49%)	1.83%	1.33%	(1.13%)	0%	$123
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class Y
10/31/2017	$10.98	(0.03)	(0.51)	(0.54)	—	(0.30)	(0.01)
10/31/2016	$12.20	(0.10)	0.45	0.35	(0.55)	(1.02)	—
10/31/2015	$9.91	(0.12)	2.41	2.29	—	—	—
10/31/2014	$9.98	(0.11)	0.04 (c)	(0.07)	—	—	—
10/31/2013 (i)	$10.25	(0.07)	(0.20)	(0.27)	—	—	—
Class Z
10/31/2017	$10.92	(0.06)	(0.49)	(0.55)	—	(0.28)	(0.01)
10/31/2016	$12.15	(0.11)	0.44	0.33	(0.54)	(1.02)	—
10/31/2015	$9.88	(0.14)	2.41	2.27	—	—	—
10/31/2014	$9.97	(0.12)	0.03 (c)	(0.09)	—	—	—
10/31/2013	$10.41	(0.11)	(0.09)	(0.20)	—	(0.24)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(i)	Class Y shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.31)	$10.13	(5.08%)	1.36%	1.36%	(0.31%)	0%	$24,441
(1.57)	$10.98	3.13%	1.28%	1.28%	(0.89%)	0%	$11
—	$12.20	23.11%	1.35%	1.29%	(1.13%)	0%	$13
—	$9.91	(0.70%)	1.36%	1.28%	(1.11%)	0%	$10
—	$9.98	(2.63%)	1.20% (f)	1.20% (f)	(1.04%) (f)	0%	$2

(0.29)	$10.08	(5.15%)	1.47%	1.47%	(0.58%)	0%	$12,285
(1.56)	$10.92	2.91%	1.42%	1.42%	(1.02%)	0%	$12,231
—	$12.15	22.98%	1.50%	1.42%	(1.27%)	0%	$7,853
—	$9.88	(0.90%)	1.54%	1.41%	(1.25%)	0%	$7,422
(0.24)	$9.97	(2.04%)	1.45%	1.24%	(1.05%)	0%	$4,677
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	19

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
20	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
October 31, 2017
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
22	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,835,512

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,728,619
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
October 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(481,505)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(1,939,338)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2017:
Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	5,033,272	(5,745,779)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2017:
	BNP Paribas ($)	Citi ($)	Deutsche Bank ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	171,410	1,717,027	55,366	218,629	124,488	548,592	2,835,512
Total assets	171,410	1,717,027	55,366	218,629	124,488	548,592	2,835,512
Liabilities
Forward foreign currency exchange contracts	283	706,725	580,156	2,640,750	790,546	10,159	4,728,619
Total liabilities	283	706,725	580,156	2,640,750	790,546	10,159	4,728,619
Total financial and derivative net assets	171,127	1,010,302	(524,790)	(2,422,121)	(666,058)	538,433	(1,893,107)
Total collateral received (pledged) (a)	-	-	-	-	-	-	-
Net amount (b)	171,127	1,010,302	(524,790)	(2,422,121)	(666,058)	538,433	(1,893,107)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
24	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.97% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.97% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2017, other expenses paid by the Fund to this company were $1,056.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each
26	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Class B	0.11 (a),(b)
Class C	0.14
Class I	0.00 (b),(c),(d)
Class R4	0.14
Class R5	0.06
Class T	0.14
Class Y	0.01
Class Z	0.14

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Rounds to zero.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $22,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	16,399
Class C	237
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.85%	1.80%
Class C	2.60	2.55
Class R4	1.60	1.55
Class R5	1.575	1.50
Class T	1.85	1.80
Class Y	1.525	1.45
Class Z	1.60	1.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for derivative investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
105,073	642,420	(747,493)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
October 31, 2017				October 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
272,643	1,462,108	30,599	1,765,350	4,702,814	3,064,962	7,767,776
28	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(1,975,211)	(22,703)
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
52,467,244	266	(22,969)	(22,703)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	775,723	1,199,488	1,975,211	—	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on November 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
288,831	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
October 31, 2017
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 7. Significant risks
Counterparty risk
Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
30	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At October 31, 2017, affiliated shareholders of record owned 69.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
October 31, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Absolute Return Currency And Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	123	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
36	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Currency and Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	39

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
40	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Absolute Return Currency and Income Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Absolute Return Currency and Income Fund | Annual Report 2017

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Columbia Absolute Return Currency and Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN104_10_G01_(12/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael, Ms. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing. One series changed its fiscal year end to August 31.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$196,400	$185,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$2,400	$2,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2017 and October 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$31,400	$22,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2017 and 2016 include Tax Fees for foreign tax filings.

During the fiscal years ended October 31, 2017 and October 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$258,800	$249,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 1, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 1, 2018